Exhibit 10.1

================================================================================

                                CREDIT AGREEMENT

                                   dated as of

                                  7 April 2006


                                      among

                           DARLING INTERNATIONAL INC.

                            The Lenders Party Hereto

                                       and

                            JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent

                           ___________________________

                          J.P. MORGAN SECURITIES INC.,
                     as Sole Bookrunner and Co-Lead Arranger

                                  HARRIS N.A.,
                              as a co-lead arranger
================================================================================

                                Table of Contents
                                -----------------



                                                                                                               Page #

ARTICLE I.          DEFINITIONS...................................................................................1

   Section 1.01.    Defined Terms.................................................................................1
   Section 1.02.    Classification of Loans and Borrowings.......................................................18
   Section 1.03.    Terms Generally..............................................................................18
   Section 1.04.    Accounting Terms; GAAP.......................................................................18

ARTICLE II.         THE CREDITS..................................................................................18

   Section 2.01.    Commitments..................................................................................18
   Section 2.02.    Loans and Borrowings.........................................................................19
              (a)   Loans Made Ratably...........................................................................19
              (b)   Initial Type of Loans........................................................................19
              (c)   Minimum Amounts; Limitation on Eurodollar Borrowings.........................................19
              (d)   Limitation on Interest Periods...............................................................19
   Section 2.03.    Requests for Borrowings......................................................................19
   Section 2.04.    Swingline Loans..............................................................................20
              (a)   Commitment...................................................................................20
              (b)   Borrowing Procedure..........................................................................20
              (c)   Revolving Lender Participation in Swingline Loans............................................20
   Section 2.05.    Letters of Credit............................................................................21
              (a)   General......................................................................................21
              (b)   Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions........................21
              (c)   Expiration Date..............................................................................22
              (d)   Participations...............................................................................22
              (e)   Reimbursement................................................................................22
              (f)   Obligations Absolute.........................................................................23
              (g)   Disbursement Procedures......................................................................23
              (h)   Interim Interest.............................................................................23
              (i)   Replacement of the Issuing Bank..............................................................24
              (j)   Cash Collateralization.......................................................................24
   Section 2.06.    Funding of Borrowings........................................................................24
              (a)   By Lenders...................................................................................24
              (b)   Fundings Assumed Made........................................................................25
   Section 2.07.    Interest Elections...........................................................................25
              (a)   Conversion and Continuation..................................................................25
              (b)   Delivery of Interest Election Request........................................................25
              (c)   Contents of Interest Election Request........................................................25
              (d)   Notice to the Lenders........................................................................26
              (e)   Automatic Conversion.........................................................................26
              (f)   Limitations on Election......................................................................26
   Section 2.08.    Termination and Reduction of Commitments.....................................................26
              (a)   Termination Date.............................................................................26
              (b)   Optional Termination or Reduction............................................................26
              (c)   Notice of Termination or Reduction...........................................................26
   Section 2.09.    Repayment of Loans; Evidence of Debt.........................................................27
              (a)   Promise to Pay...............................................................................27
              (b)   Lender Records...............................................................................27
              (c)   Administrative Agent Records.................................................................27
              (d)   Prima Facie Evidence.........................................................................27
              (e)   Request for a Note...........................................................................27

                                       i

   Section 2.10.    Amortization of Term Loans...................................................................27
   Section 2.11.    Prepayment of Loans..........................................................................28
              (a)   Optional Prepayment..........................................................................28
              (b)   Mandatory Prepayment of Revolving Loans......................................................28
              (c)   Mandatory Prepayments from Net Proceeds of Prepayment Event..................................28
              (d)   Excess Cash Flow Prepayment..................................................................29
              (e)   Notice of Prepayment; Application of Prepayments.............................................29
   Section 2.12.    Fees.........................................................................................29
              (a)   Commitment Fees..............................................................................29
              (b)   Letter of Credit Fees........................................................................30
              (c)   Agent Fees...................................................................................30
              (d)   Payment of Fees..............................................................................30
   Section 2.13.    Interest.....................................................................................31
              (a)   ABR Borrowings...............................................................................31
              (b)   Eurodollar Borrowing.........................................................................31
              (c)   Default Interest.............................................................................31
              (d)   Payment of Interest..........................................................................31
              (e)   Computation..................................................................................31
   Section 2.14.    Alternate Rate of Interest...................................................................31
   Section 2.15.    Increased Costs..............................................................................32
              (a)   Change In Law................................................................................32
              (b)   Capital Adequacy.............................................................................32
              (c)   Delivery of Certificate......................................................................32
              (d)   Limitation on Compensation...................................................................32
   Section 2.16.    Break Funding Payments.......................................................................33
   Section 2.17.    Taxes........................................................................................33
              (a)   Gross Up.....................................................................................33
              (b)   Payment of Other Taxes.......................................................................33
              (c)   Tax Indemnification..........................................................................33
              (d)   Receipts.....................................................................................33
              (e)   Foreign Lenders..............................................................................34
              (f)   Refund.......................................................................................34
              (g)   Indemnity....................................................................................34
   Section 2.18.    Payments Generally; Pro Rata Treatment; Sharing of Set-Offs;
                    Proceeds of Collateral.......................................................................34
              (a)   Payments Generally...........................................................................34
              (b)   Pro Rata Application.........................................................................35
              (c)   Sharing of Set-offs..........................................................................35
              (d)   Payments from Borrower Assumed Made..........................................................35
              (e)   Set-Off Against Amounts Owed Lenders.........................................................35
              (f)   Application of Proceeds of Collateral and Guaranty...........................................36
              (g)   Noncash Proceeds.............................................................................36
              (h)   Return of Proceeds...........................................................................36
   Section 2.19.    Mitigation Obligations; Replacement of Lenders...............................................37
              (a)   Mitigation...................................................................................37
              (b)   Replacement..................................................................................37
   Section 2.20.    Increase of Revolving Commitments............................................................37

                                       ii

ARTICLE III.        REPRESENTATIONS AND WARRANTIES...............................................................38

   Section 3.01.    Organization; Powers.........................................................................38
   Section 3.02.    Authorization; Enforceability................................................................38
   Section 3.03.    Governmental Approvals; No Conflicts.........................................................38
   Section 3.04.    Financial Condition; No Material Adverse Change..............................................39
              (a)   Financial Statements.........................................................................39
              (b)   Pro Forma Balance Sheet......................................................................39
              (c)   Projections..................................................................................39
              (d)   No Undisclosed Liabilities...................................................................39
              (e)   No Material Adverse Change...................................................................39
   Section 3.05.    Properties...................................................................................39
              (a)   Title; Mortgaged Property....................................................................39
              (b)   Intellectual Property........................................................................39
   Section 3.06.    Litigation and Environmental Matters.........................................................40
              (a)   Litigation...................................................................................40
              (b)   Environmental Matters........................................................................40
              (c)   Disclosed Matters............................................................................40
   Section 3.07.    Compliance with Laws and Agreements..........................................................40
   Section 3.08.    Investment Company Act Status................................................................40
   Section 3.09.    Taxes........................................................................................40
   Section 3.10.    ERISA........................................................................................40
   Section 3.11.    Disclosure...................................................................................41
   Section 3.12.    Subsidiaries.................................................................................41
   Section 3.13.    Insurance....................................................................................41
   Section 3.14.    Labor Matters................................................................................41
   Section 3.15.    Solvency.....................................................................................41
   Section 3.16.    Senior Indebtedness..........................................................................42
   Section 3.17.    Margin Securities............................................................................42

ARTICLE IV.         CONDITIONS...................................................................................42

   Section 4.01.    Effective Date...............................................................................42
              (a)   Execution and Delivery of This Agreement.....................................................42
              (b)   Legal Opinions...............................................................................42
              (c)   Corporate Authorization Documents............................................................42
              (d)   Closing Certificate..........................................................................42
              (e)   Fees.........................................................................................43
              (f)   Personal Property Security Documents.........................................................43
              (g)   Real Property Security Documents.............................................................43
              (h)   Insurance....................................................................................43
              (i)   Noteholder Consent; Other Consents and Approvals.............................................44
   Section 4.02.    Each Credit Event............................................................................44
              (a)   Representations and Warranties...............................................................44
              (b)   No Default...................................................................................44
   Section 4.03.    Term Loan Conditions; NBP Acquisition........................................................44

ARTICLE V.          AFFIRMATIVE COVENANTS........................................................................44

   Section 5.01.    Financial Statements and Other Information...................................................45
              (a)   Annual Audit.................................................................................45
              (b)   Quarterly Financial Statements...............................................................45
              (c)   Compliance Certificate.......................................................................45
              (d)   Accountant's No Default Statement............................................................45
              (e)   Budget.......................................................................................45
              (f)   Public Reports...............................................................................45
              (g)   Additional Information.......................................................................45

                                      iii

   Section 5.02.    Notices of Material Events...................................................................46
              (a)   Default......................................................................................46
              (b)   Notice of Proceedings........................................................................46
              (c)   ERISA Event..................................................................................46
              (d)   Material Adverse Effect......................................................................46
              (e)   Casualty and Condemnation....................................................................46
   Section 5.03.    Existence; Conduct of Business...............................................................46
   Section 5.04.    Payment of Obligations.......................................................................46
   Section 5.05.    Maintenance of Properties....................................................................47
   Section 5.06.    Insurance....................................................................................47
   Section 5.07.    Books and Records; Inspection and Audit Rights...............................................47
   Section 5.08.    Compliance with Laws.........................................................................47
   Section 5.09.    Use of Proceeds and Letters of Credit........................................................47
   Section 5.10.    Further Assurances; Collateral Matters.......................................................48
              (a)   Additional Restricted Subsidiaries...........................................................48
              (b)   Creation, Perfection and Protection of Liens on Material Fee Owned Property..................48
              (c)   Creation, Perfection and Protection of Liens on Material Leasehold Property..................49
              (d)   Title Insurance..............................................................................49
              (e)   Post Closing Delivery of Real Property Security Documents....................................49
              (f)   Excessive Cost...............................................................................50

ARTICLE VI.         NEGATIVE COVENANTS...........................................................................50

   Section 6.01.    Indebtedness.................................................................................50
   Section 6.02.    Liens........................................................................................52
   Section 6.03.    Fundamental Changes..........................................................................55
   Section 6.04.    Investments, Loans, Advances, Guarantees and Acquisitions....................................55
   Section 6.05.    Asset Sales..................................................................................58
   Section 6.06.    Sale and Leaseback Transactions..............................................................59
   Section 6.07.    Swap Agreements..............................................................................60
   Section 6.08.    Restricted Payments..........................................................................60
   Section 6.09.    Transactions with Affiliates.................................................................60
   Section 6.10.    Restrictive Agreements.......................................................................61
   Section 6.11.    Amendment of Material Documents..............................................................61
   Section 6.12.    Change in Fiscal Year........................................................................62

ARTICLE VII.        FINANCIAL COVENANTS..........................................................................62

   Section 7.01.    Fixed Charge Coverage........................................................................62
   Section 7.02.    Leverage Ratio...............................................................................62

ARTICLE VIII.       EVENTS OF DEFAULT............................................................................62

   Section 8.01.    Events of Default; Remedies..................................................................62
   Section 8.02.    Performance by the Administrative Agent......................................................64

ARTICLE IX.         THE ADMINISTRATIVE AGENT.....................................................................64

   Section 9.01.    Appointment..................................................................................64
   Section 9.02.    Rights as a Lender...........................................................................65
   Section 9.03.    Limitation of Duties and Immunities..........................................................65


                                       iv

   Section 9.04.    Reliance on Third Parties....................................................................65
   Section 9.05.    Sub-Agents...................................................................................65
   Section 9.06.    Successor Agent..............................................................................65
   Section 9.07.    Independent Credit Decisions.................................................................66
   Section 9.08.    Other Agents.................................................................................66
   Section 9.09.    Powers and Immunities of Issuing Bank........................................................66
   Section 9.10.    Permitted Release of Collateral and Subsidiary Loan Parties..................................67
              (a)   Automatic Release............................................................................67
              (b)   Written Release..............................................................................67
              (c)   Other Authorized Release and Subordination...................................................67
              (d)   Authorized Release of Subsidiary Loan Party..................................................67
   Section 9.11.    Perfection by Possession and Control.........................................................68
   Section 9.12.    Lender Affiliates Rights.....................................................................68

ARTICLE X.          MISCELLANEOUS................................................................................68

   Section 10.01.   Notices......................................................................................68
   Section 10.02.   Waivers; Amendments..........................................................................69
              (a)   No Waiver; Rights Cumulative.................................................................69
              (b)   Amendments...................................................................................69
   Section 10.03.   Expenses; Indemnity; Damage Waiver...........................................................70
              (a)   Expenses.....................................................................................70
              (b)   Indemnity....................................................................................70
              (c)   Lender's Agreement to Pay....................................................................71
              (d)   Waiver of Damages............................................................................71
              (e)   Payment......................................................................................71
   Section 10.04.   Successors and Assigns.......................................................................71
              (a)   Successors and Assigns.......................................................................71
              (b)   Assignment...................................................................................72
              (c)   Participations...............................................................................73
              (d)   Pledge.......................................................................................74
   Section 10.05.   Survival.....................................................................................74
   Section 10.06.   Counterparts; Integration; Effectiveness.....................................................74
   Section 10.07.   Severability.................................................................................74
   Section 10.08.   Right of Setoff..............................................................................75
   Section 10.09.   Governing Law; Jurisdiction; Consent to Service of Process...................................75
              (a)   Governing Law................................................................................75
              (b)   Jurisdiction.................................................................................75
              (c)   Venue........................................................................................75
              (d)   Service of Process...........................................................................75
   Section 10.10.   WAIVER OF JURY TRIAL.........................................................................75
   Section 10.11.   Headings.....................................................................................76
   Section 10.12.   Confidentiality..............................................................................76
   Section 10.13.   Maximum Interest Rate........................................................................76
              (a)   Limitation to Maximum Rate; Recapture........................................................76
              (b)   Cure Provisions..............................................................................77
              (c)   Chapter 346 of the Texas Finance Code........................................................77
   Section 10.14.   Limitation of Liability......................................................................77
   Section 10.15.   No Duty......................................................................................77
   Section 10.16.   No Fiduciary Relationship....................................................................77
   Section 10.17.   Equitable Relief.............................................................................77
   Section 10.18.   Construction.................................................................................78
   Section 10.19.   USA Patriot Act..............................................................................78

                         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS:

Exhibit A           -    Form of Assignment and Assumption
Exhibit B           -    Form of Guaranty Agreement
Exhibit C           -    Form of Increased Commitment Supplement
Exhibit D           -    Form of Security Agreement
Exhibit E           -    Form of Compliance Certificate

SCHEDULES:

Schedule 1.01(a)    -    Mortgaged Property
Schedule 1.01(b)    -    Existing Letters of Credit
Schedule 2.01       -    Commitments
Schedule 3.10       -    Underfunded Plans
Schedule 3.12       -    Subsidiaries
Schedule 3.14       -    Labor Matters
Schedule 6.01       -    Existing Indebtedness
Schedule 6.02       -    Existing Liens
Schedule 6.04       -    Investments
Schedule 6.05       -    Asset Sales
Schedule 6.10       -    Existing Restrictions

           CREDIT AGREEMENT dated as of April 7, 2006 (this "Agreement") among DARLING INTERNATIONAL INC., a Delaware corporation, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

           The parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions
                                   -----------

           Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

           "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

           "Adjusted EBITDA" means, for any period (the "Subject Period"), the total of the following calculated without duplication for such period: (a) the EBITDA of the Borrower and its Restricted Subsidiaries; plus (b), on a pro forma basis, the pro forma EBITDA of each Prior Target or, as applicable, the EBITDA of a Prior Target attributable to the assets acquired from such Prior Target, for any portion of such Subject Period occurring prior to the date of the acquisition of such Prior Target or the related assets but only to the extent such EBITDA for such Prior Target can be established in a manner reasonably satisfactory to the Administrative Agent or based on financial statements of the Prior Target prepared in accordance with GAAP and including in the calculation of such pro forma EBITDA only such adjustments for cost savings as are reasonably acceptable to the Administrative Agent; minus (c) the EBITDA of each Prior Company and, as applicable but without duplication, the EBITDA of Borrower and each Restricted Subsidiary attributable to all Prior Assets, in each case for any portion of such Subject Period occurring prior to the date of the disposal of such Prior Companies or Prior Assets.

           "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

           "Administrative Agent" means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder.

           "Administrative Questionnaire" means an administrative questionnaire in a form supplied by the Administrative Agent.

           "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

           "Agreement" has the meaning assigned to such term in the preamble hereto.

           "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

           "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

           "Applicable Rate" means, for any day and with respect to any Loan and with respect to any letter of credit fee or any commitment fee payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread", "Commitment Fee Rate" or "Letter of Credit Fee" as the case may be, based upon the Pricing Ratio as of the most recent determination date; provided that until July 31, 2006, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 3:


============== =====================================   ================ ============= =============== ================
                                                                         Eurodollar     Commitment       Letter of
  Category                Pricing Ratio                  ABR Spread        Spread        Fee Rate       Credit Fee
============== =====================================   ================ ============= =============== ================
      1        Greater than or equal to 2.50 to 1.00        1.00%          2.00%          0.500%           2.25%
-------------- -------------------------------------   ---------------- ------------- --------------- ----------------
      2        Less than 2.50 to 1.00 but greater           0.75%          1.75%          0.500%           2.00%
               than or equal to 2.00 to 1.00
-------------- -------------------------------------   ---------------- ------------- --------------- ----------------
               Less than 2.00 to 1.00 but greater
      3        than or equal to 1.50 to 1.00                0.50%          1.50%          0.375%           1.75%
-------------- -------------------------------------   ---------------- ------------- --------------- ----------------
               Less than 1.50 to 1.00 but greater
      4        than or equal to 1.00 to 1.00                0.25%          1.25%          0.375%           1.50%
-------------- -------------------------------------   ---------------- ------------- --------------- ----------------
      5        Less than 1.00 to 1.00                       0.00%          1.00%          0.250%           1.25%
============== =====================================   ================ ============= =============== ================

For purposes of the foregoing, (i) the Pricing Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Pricing Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Pricing Ratio shall be deemed to be in Category 1: (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

           "Approved Fund" means a Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

           "Asset Purchase Agreement" means that certain Asset Purchase Agreement dated as of December 19, 2005 among the Borrower, Darling National LLC and National By-Products, LLC.

           "Assignment and Assumption" means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

           "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

           "Borrower" means Darling International Inc., a Delaware corporation.

           "Borrowing" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

           "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

           "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, Houston, Texas and Dallas, Texas are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

           "Capital Expenditures" means, for any period and a Person, (a) the additions to property, plant and equipment and other capital expenditures of such Person and its consolidated subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by such Person and its consolidated subsidiaries during such period.

           "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

           "Change in Control" means any of the following: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 50% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Borrower; and (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed by directors so nominated.

           "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

           "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Term Commitment.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time.

           "Collateral" means the Mortgaged Property, the "Collateral" as defined in the Security Agreement and any and all property in which Liens have been granted to the Administrative Agent to secure the Obligations.

           "Commitment" means a Revolving Commitment or the Term Commitment, or any combination thereof (as the context requires).

           "Consolidated Net Income" means, for any period and any Person (a "Subject Person"), such Subject Person's consolidated net income (or loss) determined in accordance with GAAP, but excluding any extraordinary, nonrecurring, nonoperating or noncash gains or losses, including or in addition, the following:

               (a) the income (or loss) of any Unrestricted Subsidiary, any other Person who is not a Restricted Subsidiary but whose accounts would be consolidated with those of the Subject Person in the Subject Person's consolidated financial statements in accordance with GAAP or any other Person (other than a Restricted Subsidiary) in which the Subject Person or a subsidiary has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

               (b) any gains or losses accrued on foreign currency receivables or on foreign currency payables of the Subject Person or a subsidiary organized under the laws of the United States which are not realized in a cash transaction;

               (c) the income or loss of any foreign subsidiary or of any foreign Person (other than a subsidiary) in which the Subject Person or subsidiary has an ownership interest to the extent that the equivalent dollar amount of the income contains increases or decreases due to the fluctuation of a foreign currency exchange rate after the Effective Date; and

               (d) the income or loss of any Person acquired by the Subject Person or a subsidiary for any period prior to the date of such acquisition (provided such income or loss may be included in the calculation of Adjusted EBITDA to the extent provided in the definition thereof).

           "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

           "Covered Party" means each Loan Party and any other Subsidiary of the Borrower designated by the Borrower as a "Covered Party" for purposes of this Agreement.

           "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

           "Deposit Obligations" means all obligations, indebtedness, and liabilities of the Covered Parties, or any one of them, to any Lender or any Affiliate of any Lender which have been designated by the Borrower by written notice to the Administrative Agent as entitled to the security of the Collateral and which arise pursuant to any deposit, lock box or cash management arrangements entered into by such Lender or Affiliate with the Covered Parties, or any one of them, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation, indebtedness, and liabilities of the Covered Parties, or any one of them, to repay any credit extended in connection with such arrangements, interest thereon, and all fees, costs, and expenses (including reasonable attorneys' fees and expenses) provided for in the documentation executed in connection therewith.

           "Disclosed Matters" means all the matters disclosed in on the Schedules hereto or in the Borrower's reports to the Securities and Exchange Commission on form 10-K for the fiscal year ended December 31, 2005.

           "Disposition" has the meaning assigned to such term in Section 6.05.

           "Disqualified Equity Interests" means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligations or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interest that would constitute Disqualified Equity Interests, in each case, on or prior to the first anniversary of the Term Loan Maturity Date.

           "dollars" or "$" refers to lawful money of the United States of America.

           "Domestic Subsidiary" means a Subsidiary that is not a Foreign Subsidiary.

           "EBITDA" means, for any period and any Person, the total of the following each calculated without duplication on a consolidated basis for such period: (a) Consolidated Net Income; plus (b) any provision for (or less any benefit from) income or franchise taxes included in determining Consolidated Net Income; plus (c) interest expense (including the interest portion of Capital Lease Obligations) deducted in determining Consolidated Net Income; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income; plus (e), to the extent not disregarded in the calculation of Consolidated Net Income, non-cash charges.

           "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 10.02).

           "Environmental Laws" means all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources or health and safety as it relates to environmental protection.

           "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Person resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) the release of any Hazardous Materials into the environment or
(d) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

           "Equity Interests" means shares of the capital stock, partnership interests, membership interest in a limited liability company, beneficial interests in a trust or other equity interests or any warrants, options or other rights to acquire such interests.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

           "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

           "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

           "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

           "Event of Default" has the meaning assigned to such term in Article VIII.

           "Excess Cash Flow" means, for any period, the sum (without duplication) of: (a) EBITDA of the Borrower and the Restricted Subsidiaries; minus (b) the sum of the following: (i) cash interest expense added in determining such EBITDA; (ii) cash taxes added in determining such EBITDA; (iii) the principal portion of required and voluntary repayments of Indebtedness (other than voluntary repayments on the Loans); (iv) the un-financed portion of all Capital Expenditures; (v) the un-financed cash portion of the Purchase Price for all acquisitions permitted by Section 6.04(l) and all Route Swaps permitted by Section 6.04(k) and un-financed cash portion paid in connection with all investments in joint ventures and Unrestricted Subsidiaries permitted by clauses
(d) and (q) of Section 6.04; and (vi) all Restricted Payments made under the permissions of Section 6.08. Expenditures made with the proceeds of Revolving Loans shall be considered "un-financed" for purposes of this definition.

           "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.17(a) and (d) all liabilities, penalties and interest with respect to any of the forgoing excluded taxes.

           "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it

           "Financial Officer" means the chief financial officer, executive vice president of finance and administration, principal accounting officer, treasurer or controller of the Borrower (or any other officer acting in substantially the same capacity of the foregoing).

           "Fixed Charge Coverage Ratio" means, as of the end of any fiscal quarter, the ratio of:

               (a) the sum of the following for Borrower and the Restricted Subsidiaries calculated on a consolidated basis in accordance with GAAP for the period of four (4) consecutive fiscal quarters then ended: (i) EBITDA minus (ii) cash taxes to

               (b) Fixed Charges for the period of four (4) consecutive fiscal quarters then ended.

           "Fixed Charges" means for any period, the sum of the following for the Borrower and the Restricted Subsidiaries calculated on a consolidated basis in accordance with GAAP without duplication for such period: (a) the aggregate amount of interest, including payments in the nature of interest under Capitalized Lease Obligations, paid in cash; (b) the scheduled amortization of Indebtedness paid or payable in cash; (c) Restricted Payments; and (d) 50% of depreciation expense.

           "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

           "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

           "Fully Satisfied" or "Full Satisfaction" means, as of any date, that on or before such date:

               (a) with respect to the Loan Obligations: (i) the principal of and interest accrued to such date on the Loan Obligations (other than the contingent LC Exposure) shall have been paid in full in cash, (ii) all fees, expenses and other amounts then due and payable which constitute Loan Obligations (other than the contingent LC Exposure and other contingent amounts not then liquidated) shall have been paid in full in cash, (iii) the Commitments shall have expired or irrevocably been terminated, and (iv) the contingent LC Exposure shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to 102% of the amount of such LC Exposure or other collateral which is reasonably acceptable to the Issuing Bank or (B) the issuance of a "back-to-back" letter of credit in form and substance reasonably acceptable to the Issuing Bank with an original face amount at least equal to 102% of the amount of such LC Exposure;

               (b) with respect to the Swap Obligations (i) all termination payments, fees, expenses and other amounts then due and payable under the related Swap Agreements which constitute Swap Obligations shall have been paid in full in cash; and (ii) all contingent amounts which could be payable under the related Swap Agreements shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to 102% of the amount of such contingent Swap Obligations or other collateral which is reasonably acceptable to the Lender or Affiliate of a Lender holding the applicable Swap Obligations or (B) the issuance of a letter of credit in form and substance reasonably acceptable to the Lender or Affiliate of a Lender holding the applicable Swap Obligations and in an amount at least equal to 102% of the amount of such contingent Swap Obligations; and

               (c) with respect to the Deposit Obligations: (i) all fees, expenses and other amounts then due and payable which constitute Deposit Obligations shall have been paid in full in cash, (ii) any further commitments to extend credit in connection with such Deposit Obligations shall have expired or irrevocably been terminated or reasonably satisfactory arrangements to secure the same shall be made with the depository bank, and (iii) all contingent amounts which could be payable in connection with the Deposit Obligations shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to 102% of the amount of such contingent Deposit Obligations or other collateral which is acceptable to the Lender or Affiliate of a Lender holding the applicable Deposit Obligations or (B) the issuance of a letter of credit in form and substance reasonably acceptable to the Lender or Affiliate of a Lender holding the applicable Deposit Obligations and in an amount at least equal to 102% of the amount of such contingent Deposit Obligations.

           "GAAP" means generally accepted accounting principles in the United States of America.

           "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

           "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation (including any obligations under an operating lease) of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation (including any obligations under an operating lease) of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

           "Guaranty Agreement" means the guaranty of the Subsidiary Loan Parties in the form of Exhibit B hereto.

           "Hazardous Materials" means any material, substance or waste classified, characterized or regulated as "hazardous," "toxic," "radioactive" or a "Pollutant" or contaminant under Environmental Laws, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, and infectious or medical wastes.

           "Increase Amount" has the meaning assigned to such term in Section 2.20.

           "Increased Commitment Supplement" means the Increase Commitment Supplement in the form of Exhibit C hereto.

           "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business); (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; (f) all Capital Lease Obligations of such Person; (g) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; (h) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; (i) all obligations of such Person in respect of mandatory redemption or cash mandatory dividend rights on Disqualified Equity Interests; (j) all obligations of such Person, contingent or otherwise, for the payment of money under any noncompete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition permitted hereby or an acquisition consummated prior to the date hereof; (k) all obligations of such Person under any Swap Agreement; and (l) all Guarantees by such Person in respect of the foregoing items (a) through (k). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement shall, at any time of determination and for all purposes under this Agreement, be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time giving effect to current market conditions notwithstanding any contrary treatment in accordance with GAAP.

           "Indemnified Taxes" means Taxes other than Excluded Taxes.

           "Information Memorandum" means the Confidential Information Memorandum dated February 2006 relating to the Borrower and the Transactions.

           "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with
Section 2.07.

           "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

           "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months

(or, with the consent of each relevant Lender, nine or twelve months) thereafter, as the Borrower may elect, provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

           "Investment" has the meaning assigned to such term in Section 6.04.

           "Issuing Bank" means JPMorgan Chase Bank, N.A., in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank and the Borrower may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more of the other Revolving Lenders. In the event an Affiliate or other Revolving Lender issues a Letter of Credit hereunder under the terms of the foregoing sentence, the term "Issuing Bank" shall include any such Affiliate or Revolving Lender with respect to Letters of Credit issued by such Affiliate or Revolving Lender, as applicable.

           "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

           "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

           "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Increased Commitment Supplement or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

           "Letter of Credit" means any letter of credit issued pursuant to this Agreement and any letter of credit described on Schedule 1.01(b) and outstanding on the Effective Date.

           "Leverage Ratio" means, as of any date of determination, the ratio of Total Indebtedness outstanding as of such date to Adjusted EBITDA for the four fiscal quarter period most recently ended.

           "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of an amount comparable to the amount of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

           "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

           "Loan Documents" means this Agreement, the Guaranty Agreement, the Security Agreement, the Mortgages and all other certificates, agreements and other documentation now or hereafter executed and/or delivered pursuant to or in connection with the foregoing.

           "Loan Obligations" means all obligations, indebtedness, and liabilities of the Loan Parties, or any one of them, to the Administrative Agent and the Lenders arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Loan Parties to repay the Loans, the LC Disbursements, interest on the Loans and LC Disbursements, and all fees, costs, and expenses (including reasonable attorneys' fees and expenses) provided for in the Loan Documents.

           "Loan Parties" means the Borrower and the Subsidiary Loan Parties.

           "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

           "Material Adverse Effect" means a material adverse effect on (a) the business, assets, property, financial condition or results of operations of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the validity or enforceability of any of the Loan Documents or (c) the rights of or remedies available to the Administrative Agent or any of the Lenders under any Loan Document.

           "Material Fee Owned Property" means (a) as of the Effective Date, the parcels of property described on Schedule 1.01(a) and (b) at any time after the Effective Date, any parcel of real property owned in fee by a Loan Party that is acquired after the Effective Date and is used as a processing plant by such Loan Party.

           "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit but including, without limitation, obligations in respect of one or more Swap Agreements) of any one or more of the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding $5,000,000.

           "Material Leasehold Property" means any parcel of real property in which a Loan Party has been granted a leasehold estate, which is used as a processing plant by such Loan Party and which has been designated by the Administrative Agent to be mortgaged hereunder based on the material value thereof, either in and of itself or because of its importance to the operations of the Borrower and the Restricted Subsidiaries. None of the leasehold estates owned as of the Effective Date shall be designated as "Material Leasehold Property".

           "Moody's" means Moody's Investors Service, Inc.

           "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

           "Mortgaged Property" means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on Schedule 1.01(a), and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is required to be granted pursuant to
Section 5.10.

           "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

           "NBP Acquisition" means the acquisition by Darling National LLC, a subsidiary of the Borrower, of substantially all the assets of National By-Products, L.L.C. pursuant to the terms of the Asset Purchase Agreement.

           "Net Proceeds" means, with respect to any Prepayment Event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all fees and out-of-pocket expenses (including underwriting discounts, investment banking fees, commissions, collection expenses and other customary transaction costs) paid or reasonably estimated to be payable by the Borrower and the Restricted Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Restricted Subsidiaries, and the amount of any reserves established by the Borrower and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer of the Borrower).

           "New Lender" has the meaning assigned to such term in Section 2.20.

           "Obligations" means all Loan Obligations, the Swap Obligations and all Deposit Obligations.

           "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

           "Participant" has the meaning set forth in Section 10.04.

           "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

           "Permitted Investments" means:

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

               (b) investments in commercial paper maturing within 365/366 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

               (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 365/366 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

               (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

               (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000.

           "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

           "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

           "Prepayment Event" means:

               (a) any Disposition (including pursuant to a sale and leaseback transaction) of any asset of the Borrower or any Restricted Subsidiary under Section 6.05(e), (l) or (o) (in each case, other than the real property located in Petaluma, CA) or with the consent of the Required Lenders; or

               (b) any casualty or other damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Borrower or any Restricted Subsidiary; or

               (c) any sale or issuance by the Borrower of any of its Equity Interests in a public offering or in a private placement or sale underwritten, managed, arranged, placed or initially purchased by an investment bank, which, for the avoidance of doubt, does not include the sale or issuance of Equity Interests to Borrower's officer's directors, employees, members of management and consultants in connection with incentive plans existing on the Effective Date or as may exist as approved by the Borrower's stockholders from time to time; or

               (d) the incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness other than Indebtedness permitted under Section
          6.01 or with the consent of the Required Lenders.

           "Pricing Ratio" means, as of any fiscal quarter end, the ratio of:

               (a) the sum of (i) Total Indebtedness outstanding as of such date minus (ii) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty outstanding as of such date to

               (b) Adjusted EBITDA for the four fiscal quarter period then ended.

           "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

           "Prior Assets" means assets comprising a division or branch of Borrower or a Restricted Subsidiary in a transaction in accordance with this Agreement which would not make the seller a "Prior Company".

           "Prior Company" means any Restricted Subsidiary whose Equity Interests, or all or substantially all of whose assets have been disposed of, in a transaction in accordance with this Agreement.

           "Prior Target" means all Targets acquired or whose assets have been acquired in a transaction permitted by Section 6.04.

           "Pro Forma Leverage Ratio" means, with respect to any proposed acquisition or Restricted Payment, the Leverage Ratio calculated: (a) for the most recent four (4) fiscal quarter period then ended on a pro forma basis as if the acquisition or Restricted Payment, as applicable, had occurred as of the first day of such period, (b) to include any Indebtedness incurred or assumed in connection therewith, (c) to the extent such Indebtedness bears interest at a floating rate using the rate in effect at the time of calculation for the entire period of calculation, (d) any sale of Subsidiaries or lines of business which occurred during such period occurred on the first day of such period, and (e) with respect to an acquisition, as if the Target were a "Prior Target" for purposes of calculating Adjusted EBITDA.

           "Purchase Price" means, as of any date of determination and with respect to a proposed acquisition, the Purchase Price to be paid for the Target or its assets, including all cash consideration paid (including the then estimated amount of deferred purchase price obligations) or to be paid (based on the estimated amount thereof), the value of all other assets to be transferred by the purchaser in connection with such acquisition to the seller (but specifically excluding any stock of the Borrower issued to the seller which shall not be part of the Purchase Price for purposes of this definition) all valued in accordance with the applicable purchase agreement and the outstanding principal amount of all Indebtedness of the Target or the seller assumed or acquired in connection with such acquisition.

           "Register" has the meaning set forth in Section 10.04.

           "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

           "Responsible Officer" means the chief executive officer, president, any vice president, any Financial Officer or Secretary of the Borrower.

           "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

           "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Subsidiary.

           "Restricted Subsidiaries" means the Subsidiary Loan Parties and each other Subsidiary of the Borrower that is not an Unrestricted Subsidiary. The Borrower may designate any Unrestricted Subsidiary as a Restricted Subsidiary at any time by written notice to the Administrative Agent if after giving effect to such designation, the Borrower is and is projected to be in compliance with the financial covenants herein, no Default exits or would otherwise result and the Borrower complies with the obligations under clause (a) Section 5.10.

           "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

           "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 and (c) as established or increased from time to time pursuant to an Increased Commitment Supplement. The amount of each Lender's Revolving Commitment as of the Effective Date is set forth on Schedule 2.01. The initial aggregate amount of the Lenders' Revolving Commitments is $125,000,000.

           "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

           "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

           "Revolving Loan" means a Loan made pursuant to clause (b) of Section 2.01.

           "Revolving Maturity Date" means April 7, 2011.

           "Route Swaps" has the meaning assigned to such term in Section
6.05(d).

           "S&P" means Standard & Poor's.

           "Secured Parties" means the Agent, the Lenders and each Affiliate of a Lender who is owed any portion of the Obligations.

           "Security Agreement" means the Security Agreement among the Borrower and the Subsidiary Loan Parties in substantially the form attached hereto as Exhibit D.

           "Security Documents" means the Guaranty Agreement, the Security Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.10 to secure any of the Obligations.

           "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

           "Subject Person" has the meaning assigned to such term in the definition of Consolidated Net Income.

           "Subordinated Debt" means the Senior Subordinated Notes Due December 31, 2009 issued by the Borrower on December 31, 2003 in the aggregate principal amount of $35,000,000 and the Indebtedness represented thereby.

           "Subordinated Debt Documents" means that certain Note Purchase Agreement dated as of December 31, 2003 among the Borrower, the guarantors party thereto and the purchasers party thereto under which the Subordinated Debt was issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt or providing for any Guarantee or other right in respect thereof.

           "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

           "Subsidiary" means any subsidiary of the Borrower.

           "Subsidiary Loan Party" means Darling National, LLC and each other Subsidiary that is not a Foreign Subsidiary or a Subsidiary designated as an Unrestricted Subsidiary.

           "Swap Agreement" means any agreement with respect to any swap, cap, collar, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current, former or future directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

           "Swap Obligations" means all obligations, indebtedness, and liabilities of the Covered Parties, or any one of them, to any Lender or any Affiliate of any Lender which have been designated by the Borrower by written notice to the Administrative Agent as entitled to the security of the Collateral and which arise pursuant to any Swap Agreements with the Covered Parties, or any one of them, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, all fees, costs, and expenses (including reasonable attorneys' fees and expenses) provided for in such Swap Agreements.

           "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

           "Swingline Lender" means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

           "Swingline Loan" means a Loan made pursuant to Section 2.04.

           "Target" means the Person who is to be acquired or whose assets are to be acquired in an acquisition permitted by clause (l) of Section 6.04.

           "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

           "Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Term Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Commitment, as applicable. The initial aggregate amount of the Lenders' Term Commitments is $50,000,000.

           "Term Lender" means a Lender with a Term Commitment or an outstanding Term Loan.

           "Term Loans" means a Loan made pursuant to clause (a) of Section
2.01.

           "Term Loan Maturity Date" means April 7, 2012.

           "Total Indebtedness" means, at the time of determination, the sum of the following determined for Borrower and the Restricted Subsidiaries on a consolidated basis (without duplication) in accordance with GAAP: (a) all obligations for borrowed money; plus (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, other than the Loans; plus (c) all Capital Lease Obligations; plus (d) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty.

           "Transactions" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

           "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

           "Unrestricted Subsidiaries" means Insurance Company of Colorado, Inc. and each other Subsidiary of the Borrower designated by the Borrower pursuant to written notice provided to the Administrative Agent as an "Unrestricted Subsidiary"; provided the Borrower shall not be permitted to designate any Subsidiary as an Unrestricted Subsidiary if after giving effect to such designation, the Borrower is not projected to be in compliance with the financial covenants herein or if a Default exists or would otherwise result.

           "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

           Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

           Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, extended, renewed, replaced or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, supplements, extensions, renewals, replacements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

           Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or the methodologies utilized thereunder or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II.

                                   The Credits
                                   -----------

           Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make up to three advances in dollars to the Borrower during the period from and including the Effective Date to but excluding October 7, 2006 in an aggregate principal amount for all such advances not exceeding its Term Commitment and (b) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

           Section 2.02. Loans and Borrowings.

                (a) Loans Made Ratably. Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                (b) Initial Type of Loans. Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                (c) Minimum Amounts; Limitation on Eurodollar Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $1.00 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding at any time.

                (d) Limitation on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or the Term Loan Maturity Date, as applicable.

           Section 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston, Texas time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., Houston, Texas time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., Houston, Texas time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                     (i) whether the requested Borrowing is to be a Revolving Borrowing, or a Term Borrowing;

                     (ii) the aggregate amount of such Borrowing;

                     (iii) the date of such Borrowing, which shall be a Business Day;

                     (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                     (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                     (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

           Section 2.04. Swingline Loans.

                (a) Commitment. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

                (b) Borrowing Procedure. To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, Houston, Texas time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender or by wire transfer, automated clearinghouse debit or interbank transfer to such other account, accounts or Persons designated by the Borrower in the applicable request (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., Houston, Texas time, on the requested date of such Swingline Loan.

                (c) Revolving Lender Participation in Swingline Loans. The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., Houston, Texas time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

           Section 2.05. Letters of Credit.

                (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.05), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $35,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

                (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date two years after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, two years after such renewal or extension) (provided that any Letter of Credit with a one-year term may provide for the automatic renewal thereof for additional one-year periods not to extend past the date in clause (ii) below) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

                (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Houston, Texas time, on the first Business Day after such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Houston, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Houston, Texas time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Houston, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Sections 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's gross negligence, willful misconduct or failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of, or material breach of the terms of the Loan Documents by, the Issuing Bank, the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section 2.05, then Section 2.13 (c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section 2.05 to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                (i) Replacement of the Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the 102% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VIII. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.11(b) and no Default shall have occurred and be continuing.

           Section 2.06. Funding of Borrowings.

                (a) By Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Houston, Texas time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in
Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Persons designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                (b) Fundings Assumed Made. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph
(a) of this Section 2.06 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

           Section 2.07. Interest Elections.

                (a) Conversion and Continuation. Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                (b) Delivery of Interest Election Request. To make an election pursuant to this Section 2.07, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                (c) Contents of Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

                     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses
(iii) and (iv) below shall be specified for each resulting Borrowing);

                     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                     (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                (d) Notice to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                (e) Automatic Conversion. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.

                (f) Limitations on Election. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

           Section 2.08. Termination and Reduction of Commitments.

                (a) Termination Date. Unless previously terminated, (i) the Term Commitments shall terminate at 5:00 p.m., Houston, Texas time, on October 6, 2006 and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

                (b) Optional Termination or Reduction. The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

                (c) Notice of Termination or Reduction. The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.08 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

           Section 2.09. Repayment of Loans; Evidence of Debt.

                (a) Promise to Pay. The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Term Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the day that is ten Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.

                (b) Lender Records. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                (c) Administrative Agent Records. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

           (d) Prima Facie Evidence. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                (e) Request for a Note. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

           Section 2.10. Amortization of Term Loans. The Borrower shall repay the Term Borrowings in twenty-four (24) quarterly principal installments as follows:

                (a) Twenty-three (23) installments, in the amount of $1,250,000 each, due and payable on the last Business Day of each June, September, December and March of each year commencing on June 30, 2006 and continuing until and including December 30, 2011; and thereafter

                (b) One final installment in the amount of all Term Loans then outstanding, due and payable on the Term Loan Maturity Date;

provided that no payment shall be due on either June 30, 2006 or September 30, 2006 under the foregoing clause (a) unless, with respect to each such date, an advance has been made under the Term Commitment at least 60 days prior to such date. Prior to any repayment of any Term Borrowings, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., Houston, Texas time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

           Section 2.11. Prepayment of Loans.

                (a) Optional Prepayment. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part without prepayment penalty or premium, subject to the requirements of this
Section 2.11 and Section 2.16.

                (b) Mandatory Prepayment of Revolving Loans. In the event and on such occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

                (c) Mandatory Prepayments from Net Proceeds of Prepayment Event. In the event and on each occasion that any Net Proceeds are received by or on behalf the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds; provided that:

                     (i) in the case of any event described in clauses (a) or
(b) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event, within 18 months after receipt of such Net Proceeds, to acquire or repair assets to be used in the business of the Borrower and the Restricted Subsidiaries or to make an acquisition permitted by Section 6.04(l), to acquire a Route Swap permitted by Section 6.04(k) or to make an Investment permitted by
Section 6.04(q) or (s), then no prepayment shall be required pursuant to this paragraph in respect of such event except (A) to the extent of any Net Proceeds therefrom that have not been so applied within 24 months after receipt of such Net Proceeds, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied or (B) if at the time of the proposed application of the Net Proceeds, an Event of Default exists, then at that time, a prepayment shall be required in an amount equal to such Net Proceeds and

                     (ii) Net Proceeds from a single Prepayment Event shall not be required to be used to prepay Term Borrowings under this clause (c) if the aggregate amount of Net Proceeds received from such Prepayment Event do not exceed $500,000 unless such Net Proceeds, when added to the aggregate amount of Net Proceeds received from all Prepayment Events occurring in the same fiscal year which are not reinvested pursuant to this clause (c) exceed $1,000,000 (in which event the aggregate amount of such Net Proceeds from all such Prepayment Events in excess of $1,000,000, shall then be required to be used to prepay the Term Borrowing under this clause (c)).

                (d) Excess Cash Flow Prepayment. Following the end of each Applicable Fiscal Year, the Borrower shall prepay Term Borrowings in an aggregate amount equal to the sum of: (i) 50% of Excess Cash Flow for such Applicable Fiscal Year; minus (ii) the aggregate amount of voluntary prepayments made on the Term Loans during such Applicable Fiscal Year; minus (iii) the aggregate amount of voluntary prepayments made on the Revolving Loans during such Applicable Fiscal Year that were accompanied by a permanent reduction of the Revolving Commitments. Each prepayment pursuant to this paragraph shall be made within 5 Business Days after the date on which financial statements are delivered pursuant to Section 5.01(a) with respect to the Applicable Fiscal Year for which Excess Cash Flow is being calculated. As used in this clause, the term "Applicable Fiscal Year" means each fiscal year, beginning with the fiscal year ending on or about December 31, 2006; provided that for a fiscal year to be an "Applicable Fiscal Year" under this clause, the Leverage Ratio as calculated as of the last day of such fiscal year for the four fiscal quarters then ended must be greater than 2.25 to 1.00. If the Leverage Ratio as calculated as of the last day of a fiscal year for the four fiscal quarters then ended is equal to or less than 2.25 to 1.00, then such fiscal year shall not be an "Applicable Fiscal Year" and no prepayment will be required under this clause (d) for such fiscal year.

                (e) Notice of Prepayment; Application of Prepayments. The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., Houston, Texas time (or such later time as the Administrative Agent may agree), three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., Houston, Texas time (or such later time as the Administrative Agent may agree), one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, Houston, Texas time, (or such later time as the Administrative Agent may agree), on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13. Prepayments of Term Loans shall be applied to all remaining installments outstanding thereunder, pro rata based on the principal amount of each installment.

           Section 2.12. Fees.

                (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of each Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears (i) in the case of commitment fees in respect of the Revolving Commitments, on the date which is three Business Days following the last day of each March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof, and (ii) in the case of commitment fees in respect of the Term Commitments, on the date which is three Business Days following the date on which the Term Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

                (b) Letter of Credit Fees. The Borrower agrees to pay:

                     (i) Participation Fee. to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure;

                     (ii) Standby Letter of Credit Fronting Fees. to the Issuing Bank a fronting fee with respect to standby Letters of Credit, which shall accrue at the rate of 0.10% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to standby Letters of Credit during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure with respect to standby Letters of Credit;

                     (iii) Commercial Letters of Credit Fronting Fees. to the Issuing Bank a fronting fee with respect to each commercial Letter of Credit, which fee shall equal the product of 1.00% of the initial stated amount of such commercial Letter of Credit multiplied by a fraction, the numerator of which is the number of days including in the term of such commercial Letter of Credit and whose denominator is 360; and

                     (iv) Issuing Bank Standard Fees. the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

Participation fees and standby Letter of Credit fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that: (A) all such fees shall be payable on the date on which the Revolving Commitments terminate; (B) any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand; and (C) all fronting fees payable with respect to commercial Letters of Credit shall be payable on the date of the issuance thereof. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and standby Letter of Credit fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                (c) Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

           Section 2.13. Interest.

                (a) ABR Borrowings. The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                (b) Eurodollar Borrowing. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                (c) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.13 or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section 2.13.

                (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that
(i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

           Section 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

           Section 2.15. Increased Costs.

                (a) Change In Law. If any Change in Law shall:

                     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                     (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                (b) Capital Adequacy. If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                (c) Delivery of Certificate. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                (d) Limitation on Compensation. Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section
2.15 shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

           Section 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.19 or Section 2.20, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

           Section 2.17. Taxes.

                (a) Gross Up. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                (b) Payment of Other Taxes. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                (c) Tax Indemnification. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                (d) Receipts. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

                (f) Refund. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section
2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

                (g) Indemnity. Notwithstanding any provision contained herein to the contrary, any indemnity with respect to Taxes shall be governed exclusively by this Section 2.17.

           Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-Offs; Proceeds of Collateral.

                (a) Payments Generally. The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Houston, Texas time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 1111 Fannin, 9th Floor, Houston, TX 77002, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment or performance under any Loan Document shall be due on a day that is not a Business Day, the date for payment or performance shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                (b) Pro Rata Application. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                (c) Sharing of Set-offs. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                (d) Payments from Borrower Assumed Made. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                (e) Set-Off Against Amounts Owed Lenders. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(c) or 10.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                (f) Application of Proceeds of Collateral and Guaranty. All amounts received under the Guaranty Agreement and all proceeds received by the Administrative Agent from the sale or other liquidation of the Collateral when an Event of Default exists shall first be applied as payment of the accrued and unpaid fees of the Administrative Agent hereunder and then to all other unpaid or unreimbursed Obligations (including reasonable attorneys' fees and expenses) owing to the Administrative Agent in its capacity as Administrative Agent only and then any remaining amount of such proceeds shall be distributed:

                     (i) first, to an account at the Administrative Agent over which the Administrative Agent shall have control in an amount equal to 102% of the LC Exposure then outstanding;

                     (ii) second, to the Secured Parties, pro rata in accordance with the respective unpaid amounts of Loan Obligations and Swap Obligations, until all the Loan Obligations and Swap Obligations have been paid and satisfied in full or cash collateralized;

                     (iii) third, to the Secured Parties, pro rata in accordance with the respective unpaid amounts of the Deposit Obligations, until all Deposit Obligations have been paid and satisfied in full or cash collateralized; and

                     (iv) fourth, to the Secured Parties, pro rata in accordance with the respective unpaid amounts of the remaining Obligations.

After all the Obligations have been Fully Satisfied in accordance with Section 9.10, any proceeds of Collateral shall be delivered to the Person entitled thereto as directed by the Borrower or as otherwise determined by applicable law or applicable court order.

                (g) Noncash Proceeds. Notwithstanding anything contained herein to the contrary, if the Administrative Agent shall ever acquire any Collateral through foreclosure or by a conveyance in lieu of foreclosure or by retaining any of the Collateral in satisfaction of all or part of the Obligations or if any proceeds of Collateral received by the Administrative Agent to be distributed and shared pursuant to this Section 2.18 are in a form other than immediately available funds, the Administrative Agent shall not be required to remit any share thereof under the terms hereof and the Secured Parties shall only be entitled to their undivided interests in the Collateral or noncash proceeds as determined by clause (f) of this Section 2.18. The Secured Parties shall receive the applicable portions (in accordance with the foregoing clause
(f)) of any immediately available funds consisting of proceeds from such Collateral or proceeds of such noncash proceeds so acquired only if and when received by the Administrative Agent in connection with the subsequent disposition thereof. While any Collateral or other property to be shared pursuant to this Section is held by the Administrative Agent pursuant to this clause (g), the Administrative Agent shall hold such Collateral or other property for the benefit of the Secured Parties and all matters relating to the management, operation, further disposition or any other aspect of such Collateral or other property shall be resolved by the agreement of the Required Lenders.

                (h) Return of Proceeds. If at any time payment, in whole or in part, of any amount distributed by the Administrative Agent hereunder is rescinded or must otherwise be restored or returned by the Administrative Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Administrative Agent.

           Section 2.19. Mitigation Obligations; Replacement of Lenders.

                (a) Mitigation. If any Lender requests compensation under
Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                (b) Replacement. If a Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to a Lender or any Governmental Authority for the account of a Lender pursuant to Section 2.17, or if a Lender defaults in its obligation to fund Loans hereunder or if a Lender has become insolvent and its assets become subject to a receiver, liquidator, trustee, custodian or other officer having similar powers or if a Lender shall become a Non-consenting Lender (as defined below), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent to the extent required by
Section 10.04, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to
Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. In the event that (i) the Borrower or the Administrative Agent have requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any other modification thereto, (ii) the consent, waiver or other modification in question requires the agreement of all Lenders (or all affected Lenders) in accordance with the terms of Section 10.02 and (iii) the Required Lenders (or, in the case of any Class voting, the holders of a majority of the outstanding Loans and unused Commitments in respect of such Class) have agreed to such consent, waiver or other modification, then any Lender who does not agree to such consent, waiver or other modification shall be deemed a "Non-consenting Lender".

           Section 2.20. Increase of Revolving Commitments. By written notice to the Administrative Agent (which the Administrative Agent shall promptly distribute to the Lenders), the Borrower may request an increase of the aggregate amount of the Revolving Commitments (each such increase, the "Increase Amount") provided that (a) each Increase Amount shall be in an amount equal to any integral multiple of $5,000,000 and not less than $5,000,000, (b) the aggregate of all Increase Amounts permitted under this Section 2.20 shall not exceed $25,000,000; and (c) no Default shall have occurred and be continuing. If one or more of the existing Lenders chooses not to increase its Revolving Commitment, then by notice to the Administrative Agent, any one or more new financial institutions, as consented to (such consent not to be unreasonably withheld) by the Borrower and the Administrative Agent (each such financial institution, a "New Lender"), may commit to provide an amount equal to the aggregate amount of the requested increase that will not be provided by the existing Lenders. Upon receipt of notice from the Administrative Agent to the Lenders and the Borrower that the existing Lenders, or sufficient existing Lenders and New Lenders, have agreed to commit to an aggregate amount equal to the Increase Amount (or such lesser amount as the Borrower shall agree, which shall be at least $5,000,000 and an integral multiple of $5,000,000 in excess thereof), then: provided that no Default exists at such time or after giving effect to the Increase Amount, the Borrower, the Administrative Agent and the existing Lenders willing to increase their respective Revolving Commitments and the New Lenders (if any) shall execute and deliver an Increased Commitment Supplement. If all existing Lenders shall not have provided their pro rata portion of the Increase Amount, then after giving effect to the Increase Amount the outstanding Revolving Loans may not be held pro rata in accordance with the new Revolving Commitments. In order to remedy the forgoing, on the effective date of the Increased Commitment Supplement, the Lenders shall make advances among themselves (either directly or through the Administrative Agent) so that after giving effect thereto the Revolving Loans will be held by the Lenders, pro rata in accordance with their respective Applicable Percentages. Any advances made under this Section 2.20 by a Lender shall be deemed to be a purchase of a corresponding amount of the Revolving Loans of the Lender or Lenders who shall receive such advances. The Revolving Commitments of the Lenders who do not agree to increase their Revolving Commitments can not be reduced or otherwise changed pursuant to this Section 2.20.

                                  ARTICLE III.

                         Representations and Warranties
                         ------------------------------

           The Borrower represents and warrants to the Lenders that:

           Section 3.01. Organization; Powers. Each of the Borrower and its Restricted Subsidiaries is validly existing under the laws of the jurisdiction of its organization or formation, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, its jurisdiction of organization or formation and every other jurisdiction where such qualification is required.

           Section 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's power and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

           Section 3.03. Governmental Approvals; No Conflicts. The execution, delivery and performance of the Loan Documents: (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, except filings necessary to perfect Liens created under the Loan Documents and except for immaterial consents, approvals, registrations, filing or other actions, (b) will not violate in any material respect any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority, (c) will not in any material respect violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, except Liens created under and permitted by the Loan Documents.

           Section 3.04. Financial Condition; No Material Adverse Change.

                (a) Financial Statements. The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2005. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP.

                (b) Pro Forma Balance Sheet. The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of December 31, 2005 prepared giving effect to the NBP Acquisition and the Transactions as if the NBP Acquisition and the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on assumptions believed by the Borrower to be reasonable in light of the facts and circumstances known to the Borrower at the time of preparation thereof), (ii) is based on the best information available to the Borrower at such time after due inquiry, and (iii) accurately reflects all adjustments necessary to give effect to NBP Acquisition and the Transactions.

                (c) Projections. The Borrower's forecasted consolidated and consolidating: (i) balance sheets; (ii) profit and loss statements; and (iii) cash flow statements, have been prepared by Borrower in light of the business of Borrower and National By-Products, L.L.C. and represent as of the date thereof the good faith estimate of Borrower and its senior management of the future financial performance of the Borrower, after giving pro forma effect to the NBP Acquisition (it being understood that such projections may vary from actual results and such variances may be material).

                (d) No Undisclosed Liabilities. Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions and the NBP Acquisition, none of the Borrower or its Restricted Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses required to be disclosed in accordance with GAAP.

                (e) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the business, assets, property, financial conditions or results of operation, of the Borrower and its Restricted Subsidiaries, taken as a whole.

           Section 3.05. Properties.

                (a) Title; Mortgaged Property. Each of the Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and none of the assets of the Borrower or any Restricted Subsidiary is subject to any Lien except Liens permitted by Section 6.02. The Mortgaged Properties constitute all the Material Fee Owned Property of the Loan Parties as of the Effective Date.

                (b) Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary for its business, and the use thereof by the Borrower and its Restricted Subsidiaries does not infringe upon the rights of any other Person.

           Section 3.06. Litigation and Environmental Matters.

                (a) Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Restricted Subsidiaries (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that as of the Effective Date, involve any of the Loan Documents or the Transactions.

                (b) Environmental Matters. Except as could not reasonably be expected to, either individually or in the aggregate, result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                (c) Disclosed Matters. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

           Section 3.07. Compliance with Laws and Agreements. Each of the Borrower and each Restricted Subsidiary is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

           Section 3.08. Investment Company Act Status. Neither the Borrower nor any of its Restricted Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

           Section 3.09. Taxes. Each of the Borrower and its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes not overdue by more than 30 days or, if more than 30 days overdue, that are being contested in good faith by appropriate proceedings and for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

           Section 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all projected benefit obligations (a) under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and (b) of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans, except in each case, to the extent such excess could not reasonably be expected to have a Material Adverse Effect and except, as of the Effective Date, to the extent reflected on Schedule 3.10.

           Section 3.11. Disclosure. Neither the Information Memorandum nor any of the other written reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent (other than information of a general economic or industry specific nature, projected financial information or other forward looking information) in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that projections may vary from actual results and that such variances may be material).

           Section 3.12. Subsidiaries. As of the Effective Date, Borrower has no Subsidiaries other than those listed on Schedule 3.12 hereto. As of the Effective Date, Schedule 3.12 sets forth the jurisdiction of incorporation or organization of each such Subsidiary, the percentage of Borrower's ownership of the outstanding Equity Interests of each Subsidiary directly owned by Borrower, the percentage of each Subsidiary's ownership of the outstanding Equity Interests of each other Subsidiary and the authorized, issued and outstanding Equity Interests of Borrower and each Subsidiary. All of the outstanding capital stock of Borrower and each Restricted Subsidiary has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into any Equity Interests of any Restricted Subsidiary except, after the Effective Date, such Equity Interests of Restricted Subsidiaries permitted to be issued hereunder (or not prohibited by the Loan Documents) which are pledged pursuant to the terms of the Security Agreement.

           Section 3.13. Insurance. Each of the Borrower and the Restricted Subsidiaries maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies and in such amounts as are usually carried by businesses engaged in similar activities as the Borrower and the Restricted Subsidiaries and located in similar geographic areas in which the Borrower and the Restricted Subsidiaries operate

           Section 3.14. Labor Matters. As of the Effective Date, except as disclosed on Schedule 3.14, (a) there are no strikes, lockouts or slowdowns against the Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened, that would have a material impact on the operations of the Borrower and the Restricted Subsidiaries and (b) the hours worked by and payments made to employees of the Borrower and the Restricted Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters.

           Section 3.15. Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Effective Date. As used in this Section 3.15, the term "fair value" means the amount at which the applicable assets would change hands between a willing buyer and a willing seller within a reasonable time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both and "present fair saleable value" means the amount that may be realized if the applicable company's aggregate assets are sold with reasonable promptness in an arm's length transaction under present conditions for the sale of a comparable business enterprises.

           Section 3.16. Senior Indebtedness. The Obligations constitute "Senior Debt" under and as defined in the Subordinated Debt Documents, this Agreement constitutes and evidences a "Credit Facility" and the "Senior Credit Facility" under and as defined in the Subordinated Debt Documents and the Administrative Agent is the "Senior Agent" under and as defined in the Subordinated Debt Documents.

           Section 3.17. Margin Securities. Neither the Borrower nor any Restricted Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System), and, except for the repurchases of the Borrower's capital stock in accordance with the limitations in Section 5.09 and
Section 6.08, no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

                                   ARTICLE IV.

                                   Conditions
                                   ----------

           Section 4.01. Effective Date. The obligations of the Lenders to make Loans and any agreement of the Issuing Bank to issue any Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

                (a) Execution and Delivery of This Agreement. The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                (b) Legal Opinions. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Loan Parties covering such matters relating to the Loan Parties, the Loan Documents or the Transactions as are customary for financings of this type. The Borrower hereby requests such counsel to deliver such opinions.

                (c) Corporate Authorization Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions as are customary for financings of this type, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                (d) Closing Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

                (e) Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

                (f) Personal Property Security Documents. The Administrative Agent shall have received counterparts of the Security Agreement and Guaranty Agreement signed on behalf of each applicable Loan Party, together with the following:

                     (i) stock certificates representing all the outstanding shares of capital stock of each Restricted Subsidiary owned by or on behalf of any Loan Party as of the Effective Date (except that stock certificates representing shares of stock of a Foreign Subsidiary may be limited to 65% of the outstanding shares of stock of such Foreign Subsidiary), and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates;

                     (ii) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Documents;

                     (iii) the results of the search of the Uniform Commercial Code (or equivalent) filings, tax Liens and judgment Liens made with respect to the Loan Parties and any predecessor company identified pursuant to the Security Agreement in each jurisdiction (A) in which a Loan Party is organized, (B) where a Loan Party has its chief executive office or has had its chief executive office within the last four months prior to the Effective Date and (C) in which any Collateral is located; and copies of the financing statements (or other documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released or, simultaneously with the initial Loans hereunder, will be released; and

                     (iv) Subject to the terms of the Security Agreement, (A) such other executed documentation as the Administrative Agent may deem necessary to perfect and protect its Liens, including, without limitation, intellectual property assignments for all intellectual property pledged as Collateral, and
(B) all other Collateral the possession of which is necessary to perfect the Lien therein.

                (g) Real Property Security Documents. Except as provided in
Section 5.10(e), the Administrative Agent shall have received counterparts of a Mortgage with respect to each Mortgaged Property signed on behalf of the record owner of such Mortgaged Property, together with:

                     (i) a final commitment or commitments for policies of title insurance issued by a nationally recognized title insurance company, committing to insure the Lien of each Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by
Section 6.02 or as are otherwise reasonably satisfactory to the Administrative Agent, and containing such endorsements as the Administrative Agent may reasonably request and copies of all the documentation listed as exceptions to title thereon; and

                     (ii) a survey of each Mortgaged Property, certified by a licensed surveyor meeting ALTA requirements in a form sufficient to allow the issuer of the applicable title insurance policy to issue a lender's policy;

                (h) Insurance. The Administrative Agent shall have received evidence that the insurance required by Section 5.06 is in effect.

                (i) Noteholder Consent; Other Consents and Approvals. The holders of the Subordinated Debt shall have consented to the incurrence of the Loan Obligations and the granting of the Liens in favor of the Administrative Agent to secure all the Obligations as contemplated hereby and shall have agreed that the Obligations constitute "Senior Debt" under and as defined in the Subordinated Debt Documents. All other material third party consents and approvals from any Governmental Authority or other Person necessary, or, in the reasonable discretion of the Administrative Agent, advisable in connection with the Transaction shall have been obtained.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and any agreement of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 p.m., Houston, Texas time, on April 7, 2006 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

           Section 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and any agreement of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

                (a) Representations and Warranties. The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

                (b) No Default. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section 4.02.

           Section 4.03. Term Loan Conditions; NBP Acquisition. The obligation of each Term Lender to make the advance under the Term Commitment, any portion of the proceeds of which will be used to finance the purchase price of the NBP Acquisition, is subject to receipt of the prior request therefor in accordance herewith and to the NBP Acquisition having been, or the Administrative Agent shall have evidence satisfactory to it that substantially simultaneously with the initial funding of such Term Loans, the NBP Acquisition will be consummated in accordance with the Asset Purchase Agreement, without any amendment to or waiver of any material terms or conditions of the Asset Purchase Agreement that are material and adverse to the interest of the Lenders that have not been approved by the Administrative Agent. After the closing of the NBP Acquisition, the Borrower shall deliver to the Administrative Agent copies of all material closing documents delivered under the Asset Purchase Agreement.

                                   ARTICLE V.

                              Affirmative Covenants
                              ---------------------

           Until the Loan Obligations have been Fully Satisfied, the Borrower covenants and agrees with the Lenders that:

           Section 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent:

                (a) Annual Audit. Within 120 days after the end of each fiscal year of the Borrower, its audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP;

                (b) Quarterly Financial Statements. Within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

                (c) Compliance Certificate. Concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate in substantially the form of Exhibit E hereto of a Financial Officer of the Borrower (i) certifying as to whether a Default, which has not previously been disclosed or which has not been cured, has occurred and, if such a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Article VII and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 which has not already been disclosed and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                (d) Accountant's No Default Statement. Concurrently with any delivery of financial statements under clause (a) above, a report of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Event of Default under Article VIII (which report may be limited to the extent required by accounting rules or guidelines);

                (e) Budget. Within 30 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the then current fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the material assumptions used for purposes of preparing such budget);

                (f) Public Reports. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

                (g) Additional Information. Promptly following any request therefor, such information regarding the Loan Parties' compliance with Environmental Laws and the environmental condition of the Mortgaged Properties and such other information regarding the operations, business affairs and financial condition of the Borrower or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

           Section 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent prompt written notice of the following:

                (a) Default. the occurrence of any Default;

                (b) Notice of Proceedings. The filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Restricted Subsidiary that could reasonably be expected to result in a Material Adverse Effect;

                (c) ERISA Event. The occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect;

                (d) Material Adverse Effect. Any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

                (e) Casualty and Condemnation. Any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

           Section 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any transactions permitted under Section 6.03 or Section 6.05. The Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect all of its rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names unless the failure to preserve, renew and keep in full force and effect such rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks or trade names could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any transactions permitted under Section 6.05.

           Section 5.04. Payment of Obligations. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay its Indebtedness (not including for purposes of this Section 5.04, Indebtedness consisting of trade payables which are subject to compliance with clause (u) of Section 6.01) and other obligations, including Tax liabilities, before the same shall become more than 30 days overdue, or if more than 30 days overdue, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and
(iii) such contest effectively suspends collection of the contested obligation and the foreclosure of any Lien securing such obligation or (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. For the avoidance of doubt, clause (f) of Article VIII shall be given effect independent of the terms of this Section 5.04 such that an Event of Default may occur under clause (f) of Article VIII as described therein, even if the circumstances creating such Event of Default would not result in a violation of this Section 5.04.

           Section 5.05. Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep and maintain all property in good working order and condition, ordinary wear and tear and casualty and condemnation excepted and except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

           Section 5.06. Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations; provided that the Borrower shall at no time permit assets with an aggregate book value of more than $10,000,000 to be uninsured at any time (including in such uninsured amount, the amount of any deductibles and self insurance retentions). The Borrower will furnish to the Lenders, upon request of the Administrative Agent (but not more frequently than once per fiscal year), information in reasonable detail as to the insurance so maintained. Each general liability insurance policy shall name the Administrative Agent as additional insured. Each insurance policy covering Collateral shall name the Administrative Agent as loss payee and shall provide that such policy will not be canceled or materially changed without thirty (30) days (or ten (10) days in the event of a payment default) prior written notice to the Administrative Agent.

           Section 5.07. Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities in order to permit the preparation of its financial statements in accordance with GAAP. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender (at each Lender's own expense), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that (a) the Borrower shall reimburse the Administrative Agent not more than once each fiscal year for visits, inspections, examinations and discussions conducted under this Section 5.07 if no Event of Default exists at the time thereof (and the Borrower shall reimburse the Administrative Agent for all such visits, inspections, examinations and discussions conducted when an Event of Default exists) and (b) the Borrower shall have the opportunity to be present at any meeting with its independent accountants.

           Section 5.08. Compliance with Laws. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

           Section 5.09. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans will be used only for: (a) the payment of the amounts payable under the Asset Purchase Agreement as consideration for the NBP Acquisition and
(b) the refinancing of existing Indebtedness, including obligations outstanding under the Subordinated Debt Documents. The proceeds of the Revolving Loans and Swingline Loans may be used only: (a) for the payment of the fees and expenses payable in connection with the Transactions, the NBP Acquisition and the repayment of the Indebtedness, (b) to finance the working capital needs of the Borrower, the Restricted Subsidiaries and to the extent otherwise permitted or not prohibited hereby, Unrestricted Subsidiaries, and (c) for other general corporate purposes of the Borrower and the Restricted Subsidiaries, including financing Capital Expenditures and Investments (including the NBP Acquisition), in each case permitted hereby. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X. Letters of Credit will be issued to support transactions entered into by the Borrower or a Restricted Subsidiary in the ordinary course of business and, to the extent permitted or not prohibited hereby, to support transactions entered into by an Unrestricted Subsidiary in the ordinary course of business.

           Section 5.10. Further Assurances; Collateral Matters. Subject to the terms of the Security Agreement, the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.

                (a) Additional Restricted Subsidiaries. In furtherance of the foregoing, if any additional Subsidiary is formed or acquired after the Effective Date or any Unrestricted Subsidiary is designated as a Restricted Subsidiary after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and (a) if such Subsidiary is a Domestic Subsidiary and has not been designated as an Unrestricted Subsidiary, the Borrower will cause such Restricted Subsidiary to become a party to the Guaranty Agreement and Security Agreement promptly after such Restricted Subsidiary is formed, acquired or designated and promptly take such actions to create and perfect Liens on such Restricted Subsidiary's assets to secure the Obligations as the Administrative Agent shall reasonably request and (b) if any Equity Interest in any Restricted Subsidiary are acquired after the Effective Date by or on behalf of any Loan Party or any Unrestricted Subsidiary is designated as a Restricted Subsidiary after the Effective Date, the Borrower will cause the Equity Interests of each such Subsidiary to be pledged pursuant to the Security Agreement promptly after such Restricted Subsidiary is formed, acquired or designated (except that, if such Restricted Subsidiary is a Foreign Subsidiary, the Equity Interest in such Restricted Subsidiary to be pledged pursuant to the Security Agreement shall be limited to 65% of the outstanding Equity Interests of such Restricted Subsidiary).

                (b) Creation, Perfection and Protection of Liens on Material Fee Owned Property. In the event that the Borrower or any other Loan Party acquires any Material Fee Owned Property after the Effective Date (whether directly or through an acquisition permitted hereby), the Borrower agrees it shall or shall cause the applicable Loan Party to promptly deliver to the Administrative Agent counterparts of a Mortgage with respect to such Material Fee Owned Property signed on behalf of the record owner of such Material Fee Owned Property, together with each of the following, in each case, to the extent reasonably required by the Administrative Agent:

                     (i) a commitment for a policy of title insurance issued by a title insurance company reasonably acceptable to the Administrative Agent, committing to insure the Lien of such Mortgage as a valid Lien on the Material Fee Owned Property described therein, free of any other Liens except as permitted by Section 6.02 or as are otherwise reasonably satisfactory to the Administrative Agent, and containing such endorsements as the Administrative Agent may reasonably request and copies of all the documentation listed as exceptions to title thereon; and

                     (ii) if available or necessary to accurately describe the Material Fee Owned Property for purposes of filing a Mortgage, a survey of the Material Fee Owned Property, certified by a licensed surveyor meeting ALTA requirements in a form sufficient to allow the issuer of the applicable title insurance policy to issue a lender's policy.

                (c) Creation, Perfection and Protection of Liens on Material Leasehold Property. In the event that the Borrower or any Loan Party acquires any Material Leasehold Property after the Effective Date (whether directly or through an acquisition permitted hereby), the Borrower agrees it shall, or shall cause the applicable Loan Party to use commercially reasonable efforts to promptly obtain from the landlord of such Material Leasehold Property, a consent to the grant by the applicable Loan Party of a Lien to the Administrative Agent in the Loan Party's interest in the related leasehold estate in form and substance reasonably satisfactory to the Administrative Agent (a "Landlord Consent"). If a Landlord Consent is obtained with respect to any parcel of Material Leasehold Property then the Borrower will, or will cause the applicable Loan Party to deliver to the Administrative Agent counterparts of a Mortgage with respect to such Material Leasehold Property signed on behalf of the record owner of such Material Leasehold Property, together with, each of the following, in each case, to the extent required by the Administrative Agent:

                     (i) a title report describing the state of title to the Material Leasehold Property (which may be a commitment for a policy of title insurance) prepared by a title insurance company reasonably acceptable to the Administrative Agent, and copies of all the documentation listed as exceptions to title thereon; and

                     (ii) if available or necessary to accurately describe the Material Leasehold Property for purposes of filing a Mortgage, a survey of the Material Leasehold Property, certified by a licensed surveyor meeting ALTA requirements in a form sufficient to allow the issuer of the applicable title insurance policy to issue a lender's policy.

                (d) Title Insurance. Within ninety (90) days following delivery of any Mortgage (other than a Mortgage encumbering a leasehold estate), Borrower shall deliver or cause to be delivered to Administrative Agent a lender's title insurance policies issued by title insurers reasonably satisfactory to Administrative Agent (the "Mortgage Policies") in form and substance and in amounts (not to exceed 100% of the purchase price) reasonably satisfactory to Administrative Agent assuring Administrative Agent that such Mortgage is a valid and enforceable first priority mortgage on the respective Mortgaged Property, free and clear of all defects and encumbrances except as permitted by Section
6.02 or as are otherwise reasonably satisfactory to the Administrative Agent. The Mortgage Policies shall be in form and substance reasonably satisfactory to Administrative Agent and shall include an endorsement insuring against the effect of any matter that Administrative Agent may reasonably request, and shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request.

                (e) Post Closing Delivery of Real Property Security Documents. To the extent not delivered on or prior to the Effective Date as a result of the failure of commitments for policies of title insurance to be delivered or of surveys to be available, the Administrative Agent shall, on or before May 31, 2006, received counterparts of a Mortgage with respect to each parcel of Mortgaged Property owned as of the Effective Date but not covered by a Mortgage as of the Effective Date, signed on behalf of the record owner of such Mortgaged Property, together with:

                     (i) a commitment or commitments for policies of title insurance issued by a title insurance company reasonably acceptable to the Administrative Agent, committing to insure the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by Section 6.02 or as are otherwise reasonably satisfactory to the Administrative Agent, and containing such endorsements as the Administrative Agent may reasonably request and copies of all the documentation listed as exceptions to title thereon; and

                     (ii) if available or necessary to accurately describe the Mortgage Property for purpose of filing a Mortgage, a survey of each such parcel of Mortgaged Property, certified by a licensed surveyor meeting ALTA requirements in a form sufficient to allow the issuer of the applicable title insurance policy to issue a lender's policy;

                (f) Excessive Cost. Notwithstanding the provisions of clauses
(a) through (c) and (f) of this Section 5.10 or the terms of the Security Agreement, the Administrative Agent shall not take a Lien (or perfect a Lien) in an asset of a Loan Party if (A) the Borrower shall have requested in writing that the Administrative not be granted or not perfect its Lien in such asset and
(B) the Administrative Agent determines in its reasonable discretion that the cost of granting or perfecting a Lien on such asset (including any mortgage, stamp, intangibles or other tax) is excessive in relation to the benefit to the Lenders afforded by such Lien on such asset.

                                   ARTICLE VI.

                               Negative Covenants
                               ------------------

           Until the Loan Obligations have been Fully Satisfied, the Borrower covenants and agrees with the Lenders that:

           Section 6.01. Indebtedness. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                (a) Indebtedness created under the Loan Documents;

                (b) the Subordinated Debt;

                (c) Indebtedness existing on the date hereof and set forth in
Schedule 6.01 and amendments, modifications, extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof except as otherwise permitted by this Section 6.01;

                (d) Indebtedness among the Borrower and its Subsidiaries; provided that, (i) all such Indebtedness of any Loan Party must be expressly subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent, it being understood that payments may be made thereon unless an Event of Default has occurred and is continuing and (ii) any Indebtedness owing to the Borrower or any Restricted Subsidiary by any Subsidiary that is not a Loan Party (including any such Indebtedness outstanding as of the Effective Date and any Indebtedness owing at the time a Subsidiary is designated as an Unrestricted Subsidiary) shall be subject to compliance with
Section 6.04;

                (e) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided that Guarantees by the Borrower or any Restricted Subsidiary of Indebtedness of any Subsidiary that is not a Loan Party (including any such Guarantees outstanding as of the Effective Date and any Guarantees in effect when a Subsidiary is designated as an Unrestricted Subsidiary) shall be subject to compliance with Section 6.04;

                (f) Indebtedness of the Borrower or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any assets (including rolling stock), including Capital Lease Obligations and any such Indebtedness assumed in connection with the acquisition of any assets or secured by a Lien on any assets prior to the acquisition thereof, and amendments, modifications, extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof except as otherwise permitted by this Section 6.01; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $5,000,000 at any time outstanding;

                (g) Indebtedness arising in connection with Swap Agreements permitted by Section 6.07; provided that Guarantees by the Borrower or any Restricted Subsidiary of such Indebtedness of any subsidiary that is not a Loan party shall be subject to compliance with Section 6.04;

                (h) Indebtedness of any Person that becomes a Subsidiary after the date hereof and amendments, modifications, extensions, renewals and replacements thereof which do not increase the principal amount thereof (other than by unpaid interest, fees, expenses and any prepayment premium of make whole amount) except as otherwise permitted by this Section 6.01; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary, and (ii) the aggregate principal amount of Indebtedness permitted by this clause (h) plus the aggregate amount of the Indebtedness permitted by clause (s) of this Section 6.01 shall not exceed $25,000,000 at any time outstanding;

                (i) obligations in respect of customs, surety, stay, appeal and performance bonds, and performance and completion guarantees and similar obligations incurred by the Borrower or any Restricted Subsidiary, in each case in the ordinary course of business, consistent with past practice;

                (j) to the extent constituting Indebtedness, contingent obligations arising under indemnity agreements to title insurance companies to cause such title insurers to issue title insurance policies in the ordinary course of business with respect to the real property of the Borrower or any Restricted Subsidiary;

                (k) to the extent constituting Indebtedness, customary indemnification and purchase price adjustments or similar obligations incurred in connection with Investments and Dispositions otherwise permitted hereunder;

                (l) to the extent constituting Indebtedness, unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law;

                (m) to the extent constituting Indebtedness, deferred compensation payable to directors, officers, employees, members of management or consultants of the Borrower and the Restricted Subsidiaries;

                (n) Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any time outstanding for all such Persons taken together not to exceed $750,000;

                (o) Indebtedness consisting of promissory notes issued by the Borrower or any Restricted Subsidiary to future, present or former directors, officers, members of management, employees or consultants of the Borrower or any of its Subsidiaries or their respective estates, heirs, family members, spouses or former spouses to finance the purchaser or redemption of Equity Interests of the Borrower permitted by clause (e) of Section 6.08;

                (p) cash management obligations and Indebtedness incurred by the Borrower or any Restricted Subsidiary in respect of netting services, overdraft protections and similar arrangements, in each case entered into in the ordinary course of business in connection with cash management and deposit accounts and not involving the borrowing of money;

                (q) Indebtedness consisting of (i) the financing of insurance premiums, provided that the aggregate principal amount of Indebtedness permitted by this clause (q)(i) shall not exceed $4,000,000 at any time outstanding and
(ii) take-or-pay obligations of the Borrower or any Restricted Subsidiary entered into in the ordinary course of business, provided that the aggregate principal amount of Indebtedness permitted by this clause (q)(ii) shall not exceed $2,000,000 at any time outstanding (for avoidance of doubt, the obligations limited by this clause (q)(ii) shall not include obligations under contracts for the acquisition of raw materials if there is no corresponding obligation to make a payment in lieu of acquiring such raw materials);

                (r) Indebtedness incurred by a Loan Party constituting reimbursement obligations with respect to letters of credit (other than Letters of Credit) or bank guarantees issued for the purposes described in Section 6.02(d), (e) and (k) or issued to secure trade payables entered into in the ordinary course of business and the obligations arising under drafts accepted and delivered in connection with a drawing thereunder; provided that (i) upon the drawing of any such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence and (ii) the aggregate outstanding face amount of all such letters of credit or bank guarantees does not exceed $1,000,000 at any time;

                (s) obligations, contingent or otherwise, for the payment of money under any noncompete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition permitted hereby provided that the aggregate principal amount of Indebtedness permitted by this clause (s) plus the aggregate amount of the Indebtedness permitted by clause (h) of this Section 6.01 shall not exceed $25,000,000 at any time outstanding;

                (t) Indebtedness of the type described in clause (e) of the definition thereof to the extent the related Lien is permitted under Section 6.02;

                (u) accounts payable incurred in the ordinary course of business which are not more than 90 days overdue, or if more than 90 days overdue, are
(i) being contested in good faith by appropriate proceedings, or (ii) do not exceed $250,000 in the aggregate;

                (v) other Indebtedness of the Borrower and the Subsidiary Loan Parties provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $5,000,000 at any time outstanding; and

                (w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above.

           Section 6.02. Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                (a) Liens created under the Loan Documents;

                (b) Liens imposed by law for taxes, assessments and governmental charges that are not overdue by more than 30 days or, if more than 30 days overdue, (i) are being contested in compliance with Section 5.04 or (ii) do not exceed in the aggregate outstanding at any time $250,000;

                (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or, if more than 30 days overdue, (i) are being contested in compliance with Section 5.04 or (ii) do not exceed in the aggregate outstanding at any time $250,000;

                (d) pledges and deposits made in the ordinary course of business
(i) in compliance with workers' compensation, unemployment insurance and other social security laws or regulations or (ii) to secure letters of credit or bank guarantees posted to support payment of items set forth in the foregoing clause
(i); provided that such letters of credit and bank guarantees are issued in compliance with clause (r) of Section 6.01;

                (e) Liens securing the performance of, or granted in lieu of, contracts with trade creditors, government contracts, leases, bids, statutory obligations, customs, surety, stay and appeal bonds, performance bonds, performance and completion guarantees and other obligations of a like nature, in each case entered into in the ordinary course of business and deposits securing letters of credit or bank guarantees posted to support payment of the items set forth in this clause (e); provided that (i) such letters of credit (other than the Letters of Credit) and bank guarantees are issued in compliance with clause
(r) of Section 6.01; and (ii) the Liens permitted by this clause (e) shall at no time encumber any assets other than (A) the amount of cash or marketable investments required to be pledged thereunder and (B) with respect to customs and surety bonds, performance bonds, and performance and completion guarantees, the specific assets in respect to which such bonds or guarantees are issued and which are customarily encumbered under similar bond and guarantee transactions;

                (f) judgment liens in respect of judgments that do not constitute an Event of Default under clause (j) of Article VIII;

                (g) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and other minor irregularities in title (including leasehold title), in each case, that do not materially and adversely interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

                (h) Liens arising from filing UCC financing statements regarding leases and consignment arrangements permitted or not prohibited by any of the Loan Documents and Liens securing liabilities in respect of indemnification obligations thereunder as long as each such Lien only encumbers the assets that are the subject of the related lease (or contained in such leasehold) or consignment;

                (i) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted or not prohibited by any of the Loan Documents and any leases, subleases, licenses or sublicenses granted in the ordinary course of business not interfering in any material respect with the business of any Loan Party;

                (j) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by any Loan Party or by a statutory provision to terminate any such lease, license, franchise, grant or permit or to require periodic payments as a condition to the continuance thereof;

                (k) Liens granted in the ordinary course of business to secure:
(i) liabilities for premiums or reimbursement obligations to insurance carriers,
(ii) liabilities in respect of indemnification obligations under leases or other contractual arrangements or (iii) letters of credit or bank guarantees posted to support payment of items set forth in this clause (k); provided that (i) such letters of credit and bank guarantees are issued in compliance with clause (r) of Section 6.01 and (ii) the Liens permitted by this clause (k) shall at no time encumber any assets other than the amount of cash or marketable investments required to be pledged thereunder;

                (l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and (iii) arising in connection with pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary and consisting of the right to apply the funds held therein to satisfy overdraft obligations incurred in the ordinary course of business of such Person, in each case, which are within the general parameters customary in the banking industry;

                (m) Liens in favor of a commodity or security intermediary who hold a commodity or, as applicable, a security account on behalf of the Borrower or a Restricted Subsidiary provided such Lien encumbers only the related account and the property held therein;

                (n) any Lien on any asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary (other than the proceeds and products thereof and accessions thereto, except that individual financings provided by a Person or its Affiliates may be cross collateralized to other financings provided by such Person or its Affiliates) and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and amendments, modifications, extensions, renewals and replacements thereof (which, if such obligations constitute Indebtedness, are permitted by Section 6.01);

                (o) any Lien existing on any equipment (including rolling stock), fixtures or real property or any assets subject to the Indebtedness permitted under clause (f) of Section 6.01, in each case, prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any such equipment (including rolling stock), fixtures or real property of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other assets of the Borrower or any Restricted Subsidiary (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to the terms existing at the time of such acquisition (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and except that individual financings provided by a Person or its Affiliates may be cross collateralized to other financings provided by such Person or its Affiliates); and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and any amendments, modifications, extensions, renewals or replacements thereof and if such obligations (or as applicable, any amendments, modifications, extensions, renewals or replacements thereof) are Indebtedness, such Indebtedness is otherwise permitted by Section 6.01;

                (p) Liens on specific assets (including rolling stock) acquired, constructed or improved by the Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (f) of
Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (iii) such security interests shall not apply to any other assets of the Borrower or any Subsidiary, except that individual financings provided by a Person or its Affiliates may be cross collateralized to other financings provided by such Person or its Affiliates;

                (q) Liens in favor of customs and revenue authorities arising as a matter of law in the ordinary course of business to secure payment of customs duties that are not overdue by more than 30 days or, if more than 30 days overdue, (i) are being contested in compliance with Section 5.04 or (ii) do not exceed $250,000 in the aggregate outstanding at any time;

                (r) Liens (i) (A) on advances of cash or Permitted Investments in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.04 to be applied against the purchase price for such Investment, and (B) consisting of an agreement to dispose of any property in a Disposition permitted under Section 6.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted and (ii) on cash earnest money deposits made by the Borrower or any Restricted Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder;

                (s) Liens in favor of the Borrower or any Restricted Subsidiary securing Indebtedness permitted under Section 6.01(d) or other obligations owed to the Borrower or a Restricted Subsidiary; provided that any such Liens encumbering any Collateral shall be subordinated to the Liens of the Administrative Agent on terms and conditions reasonably satisfactory to the Administrative Agent;

                (t) Liens that are contractual rights of set-off relating to purchase orders and other similar agreements entered into in the ordinary course of business;

                (u) Liens representing the interest of a purchaser of goods sold by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business under conditional sale, title retention, consignment or similar arrangements; provided that such Liens arise only under the applicable conditional sale, title retention, consignment or similar arrangements and such Liens only encumber the good so sold thereunder;

                (v) Liens on property of any Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary permitted under clause (n) of Section 6.01; and

                (w) other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed $5,000,000 at any time outstanding; provided that the aggregate book value of all assets encumbered by all the Liens permitted under this clause (w) shall not exceed $5,000,000, with the book value of an asset determined at the time of the granting of the Lien therein.

           Section 6.03. Fundamental Changes. The Borrower will not, nor will it permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing:
(a) any Subsidiary may merge with the Borrower in a transaction in which the Borrower is the surviving corporation, (b) any Restricted Subsidiary may merge with any Subsidiary in a transaction in which the surviving entity is a Subsidiary and if any party to such merger is a Subsidiary Loan Party, is a Subsidiary Loan Party, (c) any Person may merge into the Borrower in an Investment permitted by Section 6.04 in which the Borrower is the surviving corporation, (d) any Person may merge with a Restricted Subsidiary in an Investment permitted by Section 6.04 in which the surviving entity is a Subsidiary and if any party to such merger is a Subsidiary Loan Party, is a Subsidiary Loan Party; (e) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; and (f) in connection with the Disposition of a Subsidiary or its assets permitted by Section 6.05, a Subsidiary may merge with or into any other Person. The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

           Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit or all or substantially all of the assets of a division or branch of any Person of any Person (any one of the actions described in the foregoing provisions of this Section 6.04, herein an "Investment"), except:

                (a) the NBP Acquisition;

                (b) cash and Investments that were Permitted Investments when such Investments were made;

                (c) Investments existing on the date hereof and set forth on
Schedule 6.04 and any modification, replacement, renewal or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such investment or as otherwise permitted by this Section 6.04;

                (d) Investments among the Borrower and its Subsidiaries; provided that the aggregate amount of Investments by Loan Parties in or for the benefit of Subsidiaries that are not Loan Parties (including any such Investments described on Schedule 6.04 and any such Investments outstanding at a time when a Subsidiary is designated as an Unrestricted Subsidiary in accordance with the definition thereof) shall not exceed $2,000,000 at any time outstanding;

                (e) Guarantees constituting Indebtedness permitted by clauses
(e) and (v) of Section 6.01; provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (d) above;

                (f) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with any Person, in each case in the ordinary course of business;

                (g) notes and other non-cash consideration received as part of the purchase price of assets disposed of pursuant to Section 6.05;

                (h) extension of trade credit in the ordinary course of business;

                (i) Investments arising in connection with the Swap Agreements permitted by Section 6.07; provided that the aggregate amount of Investments by Loan Parties in or for the benefit of Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (d) above;

                (j) loans and advances to officers, directors, employees, members of management or consultants of the Borrower and the Restricted Subsidiaries made (i) in the ordinary course of business for travel and entertainment expenses, relocation costs and similar purposes up to a maximum for all such loans and advances of $1,500,000 in the aggregate at any one time outstanding and (ii) in connection with such Person's purchase of Equity Interests of the Borrower in an aggregate amount not to exceed $1,500,000 for all such loans and advances in the aggregate at any one time outstanding;

                (k) Route Swaps consummated in compliance with Section 6.05;

                (l) Borrower or a Restricted Subsidiary may purchase, hold or acquire (including pursuant to a merger) not less than 90% of the Equity Interests in a Person and may purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other Person or all or substantially all of the assets of a division or branch of such Person, if, with respect to each such acquisition:

                     (i) Default. No Default exists or would result therefrom;

                     (ii) Purchase Price Limitation. If the Pro Forma Leverage Ratio is more than 2.00 to 1.00, then (A) the Purchase Price for the acquisition in question does not exceed $7,000,000 and (B) the sum of the following does not exceed $20,000,000: (1) the Purchase Price for the acquisition in question plus
(2) an amount equal to the total sum of all Purchase Prices paid for all acquisition (other than the acquisition in question) which were consummated (x) in the same fiscal year as the acquisition in question and (y) when the Pro Forma Leverage Ratio for such acquisition was greater than 2.00 to 1.00;

                     (iii) Delivery and Notice Requirements. Borrower shall provide to Administrative Agent, prior to the consummation of the acquisition, the following: (A) notice of the acquisition, (B) the most recent financial statements of the Target that Borrower has available, (C) copies of the applicable purchase agreement and copies of such other documentation and information relating to the Target and the acquisition as Administrative Agent may reasonably request, (D) projected income and cash flow statements for the Borrower for the period through the Term Loan Maturity Date, prepared on a basis acceptable to the Administrative Agent, giving pro forma effect to acquisition and any Indebtedness incurred in connection therewith and (E) a certificate signed by a Financial Officer of the Borrower certifying: (1) that the Borrower shall be in compliance with the covenants contained in Article VII on a pro forma basis for the four (4) fiscal quarter period then most recently ending and on a projected basis through the Term Loan Maturity Date (assuming, for purposes of such projections through the Term Loan Maturity Date, the consummation of the acquisition in question, that the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period and to the extent such Indebtedness bears interest at a floating rate, using the rate in effect at the time of calculation for the entire period of calculation), (2) that after giving effect to the acquisition in question, all representations and warranties contained in the Loan Documents will be true and correct on and as of the date of the closing of the acquisition in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties relate specifically to another date; (3) that no Default exists or will result for the acquisition; and (4) to the Borrower's calculation of its compliance with clause (ii) of this Section;

                     (iv) U.S. and Canadian Acquisitions. The Target is (A) organized under the laws of a state in the United States of America or, if the acquisition is an acquisition of assets by Borrower or a Domestic Subsidiary, organized under the laws of a state in the United States of America or under the laws of a province of Canada and (B) involved in the same general type of business activities as the Borrower and the Restricted Subsidiaries;

                     (v) No Contested Acquisitions. The proposed acquisition shall have been approved by the Board of Directors of the Target (or similar governing body if the Target is not a corporation) and no Person shall have announced that it will oppose the acquisition; and

                     (vi) Structure. If the proposed acquisition is an acquisition of the stock or other Equity Interest issued by a Target, the acquisition will be structured so that the Target will become a Restricted Subsidiary or will be merged with or into the Borrower or a Restricted Subsidiary who is at least 90% owned by the Borrower. If the proposed acquisition is an acquisition of assets, the acquisition will be structured so that the Borrower or a Restricted Subsidiary shall acquire the assets either directly or through a merger;

                (m) Investments consisting of Indebtedness, Liens, fundamental changes, Dispositions, Swap Obligations and Restricted Payments permitted under Sections 6.01, 6.02, 6.03, 6.05, 6.07 and 6.08, respectively;

                (n) advances of payroll payments to employees in the ordinary course of business;

                (o) Guarantees by a Loan Party of leases of the Borrower and Subsidiaries (other than Capital Lease Obligations) entered into in the ordinary course of business; provided that the aggregate amount of Investments by Loan Parties in Subsidiaries that are not Loan Parties is subject at all time to the limitations set forth in clause (d) of this Section 6.04;

                (p) Investments in the ordinary course consisting of endorsements for collection or deposit;

                (q) An Investment, or series of related Investments, which has been disclosed by the Borrower to the Administrative Agent as long as: (i) the initial Investment is made on or before April 7, 2008 and (ii) the aggregate amount of such Investment permitted by this clause (q) shall not exceed $12,000,000 at any time outstanding;

                (r) the Borrower may serve as an account party under a letter of credit or provide cash collateral to support obligations of Insurance Company of Colorado, Inc. as long as such support is required by, and is in the amount required by, applicable insurance regulations; and

                (s) in addition to the Investments otherwise permitted by this
Section 6.04, the Borrower and the Restricted Subsidiaries may make Investments in an aggregate amount not to exceed $3,500,000; provided that as of the date of any such Investment and after giving effect thereto, (i) no Default shall exists or result therefrom; and (ii) no Investment made under this clause (s) shall increase the aggregate amount of Investments permitted by clause (d) of this
Section 6.04.

           Section 6.05. Asset Sales. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it (each such sale, transfer, lease or other disposition herein a "Disposition"), nor will the Borrower permit any of the Restricted Subsidiaries to issue any additional Equity Interest in such Subsidiary except:

                (a) Dispositions of inventory, obsolete, used, worn-out or surplus assets and Permitted Investments in the ordinary course of business;

                (b) Dispositions by any Restricted Subsidiary of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to any Restricted Subsidiary; provided that (i) if the transferor in such a transaction is a Subsidiary Loan Party, then the transferee must either be the Borrower or a Subsidiary Loan Party or (ii) to the extent constituting an Investment, such Investment must be an Investment permitted by Section 6.04;

                (c) Dispositions resulting from casualty losses and condemnation proceedings;

                (d) transfers to un-affiliated third parties of a list of customers who provide raw materials to the Loan Parties and of the associated vehicles and containers utilized to collect and store such materials provided that such transfers are made in connection with a corresponding purchase by the Borrower or a Restricted Subsidiary from the applicable third party of similar assets (any such transaction a "Route Swap") and provided that if Leverage Ratio as of the end of the most recent fiscal quarter is more than 2.00 to 1.00, then the net affect of such Route Swap shall not require the Borrower or applicable Restricted Subsidiary to make a cash payment of more than $1,000,000 to the counterparty in connection with such Route Swap;

                (e) Dispositions in connection with any sale-leaseback or similar transaction; provided that the fair market value of all property so disposed of shall not exceed $5,000,000 from and after the Effective Date;


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
                (f) Dispositions permitted by Sections 6.03 (so long as any Disposition pursuant to a liquidation permitted pursuant to Section 6.03 shall be done on a pro rata basis among the equity holders of the applicable Subsidiary), 6.04, 6.06, 6.07 and 6.08 and Liens permitted by Section 6.02;

                (g) the issuance of Equity Interests by a Restricted Subsidiary to the Borrower or another Restricted Subsidiary (and each other equity holder on a pro rata basis) to the extent constituting an Investment permitted by
Section 6.04 and subject to compliance with the terms of Section 4.8 of the Security Agreement which require the pledge thereof as therein specified;

                (h) Dispositions of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business, subject, when an Event of Default exists, to compliance with the terms of Section 4.1 of the Security Agreement;

                (i) Dispositions in the ordinary course of business consisting of the abandonment of intellectual property which, in the reasonable good faith determination of the Borrower, is not material to the conduct of the business of the Borrower and the Subsidiaries;

                (j) Dispositions of residential real property and related assets in the ordinary course of business in connection with relocation activities for directors, officers, members of management, employees or consultants of the Loan Parties;

                (k) voluntary terminations of Swap Agreements;

                (l) Dispositions set forth on Schedule 6.05;

                (m) Dispositions of Unrestricted Subsidiaries;

                (n) Dispositions of the Investments entered into under the permissions of Section 6.04(q); and

                (o) Dispositions of assets that are not permitted by any other clause of this Section 6.05; provided that: (i) the aggregate book value of all assets disposed of in reliance upon this clause (o) shall not exceed $2,500,000 during any fiscal year of the Borrower; and (ii) the Net Proceeds of such disposition shall be delivered to the Administrative Agent for repayment of the Term Loans in compliance with Section 2.11(c);

provided that all Dispositions permitted hereby (other than those permitted by clauses (b), (c), (f), (g), (i) and (m) above) shall be made for fair value and all Dispositions permitted hereby (other than those permitted by clauses (a), (b), (c), (d), (f), (g), (h), (i), (k) and (m) above) shall be made for at least 75% cash consideration.

           Section 6.06. Sale and Leaseback Transactions. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale and leaseback of any assets if (a) the sale is made under the permissions of clause (e) of
Section 6.05, (b) the sale and leaseback is consummated within 180 days after the Borrower or such Subsidiary acquires or completes the construction of such asset and (c) any Indebtedness incurred under the leaseback is permitted by clauses (f) and (v) of Section 6.01.

           Section 6.07. Swap Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any of its Restricted Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or Investment of the Borrower or any Restricted Subsidiary.

           Section 6.08. Restricted Payments. The Borrower will not, nor will it permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (a) Borrower and its Restricted Subsidiaries may declare and pay dividends with respect to its capital stock payable solely in additional shares of its stock of the same class; (b) Restricted Subsidiaries may declare and pay dividends ratably with respect to their capital stock; (c) to the extent constituting Restricted Payments, the Borrower and its Restricted Subsidiaries may enter into transactions expressly permitted by Sections 6.03, 6.05 or 6.09; (d) repurchases by Borrower of partial interests in its common stock for nominal amounts which are required to be repurchased in connection with the exercise of stock options or warrants to permit the issuance of only whole shares of common stock; (e) the Borrower may pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Borrower held by any future, present or former director, officer, member of management, employee or consultant of the Borrower or any of its Subsidiaries (or the estate, heirs, family members, spouse or former spouse of any of the foregoing); provided that
(i) at the time of any such repurchase, retirement or other acquisition no Default exists or would result, (ii) the aggregate amount of Restricted Payments made under this clause (e) in any fiscal year does not exceed the sum of: (i) $1,000,000 (the "Yearly Limit"); plus (ii) the portion of the Yearly Limit from each of the immediately preceding two fiscal years (not including any fiscal year ending prior to the Effective Date) which was not expended by Borrower for Restricted Payments in such fiscal years (the "Carryover Amount" and in calculating the Carryover Amount for any fiscal year, the Yearly Limit applicable to the previous fiscal years shall be deemed to have been utilized first by any Restricted Payments made under this clause (e) in such fiscal year) plus (iii) an amount equal to the cash proceeds from the sale of Equity Interests to directors, officers, members of management, employees or consultants of the Borrower or of its Subsidiaries (or the estate, heirs, family members, spouse or former spouse of any of the foregoing) in such fiscal year;
(f) the repurchase of Equity Interests of the Borrower that occurs upon the cashless exercise of stock options or warrants as a result of the Borrower accepting such options or warrants as satisfaction of the exercise price of such Equity Interests; and (g) the Borrower may make additional Restricted Payments if no Default exists or would result therefrom and either:

                     (A) the Pro Forma Leverage Ratio is less than or equal to
2.50 to 1.00 or

                     (B) if the Pro Forma Leverage Ratio is more than 2.50 to 1.00, then the aggregate amount of Restricted Payments made under the permissions of this clause (g) in respect of a fiscal year (including the Restricted Payment in question) shall not at any time exceed 50% of the Consolidated Net Income of the Borrower and its Restricted Subsidiaries for such fiscal year.

           Section 6.09. Transactions with Affiliates. The Borrower will not, nor will it permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrower or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) the payment of reasonable and customary fees and expense


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
payable to directors of Borrower and the other Restricted Subsidiaries and the provision of customary indemnification to directors, officers, employees, members of management and consultants of the Borrower and the Subsidiaries, (e) sales or issuances of Equity Interests to Affiliates of the Borrower which are otherwise permitted or not restricted by the Loan Documents, (f) loans and other transactions by Borrower and the Restricted Subsidiaries to the extent permitted under this Article VI; and (g) employment and severance arrangements between the Borrower and any Restricted Subsidiary and their directors, officers, employees, members of management and consultants in the ordinary course of business.

           Section 6.10. Restrictive Agreements. The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Administrative Agent for the benefit of the Secured Parties securing any of the Obligations, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee the Obligations or any part thereof; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or Subordinated Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, refinancings of or any amendment or modification in each case expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to Dispositions permitted by Section
6.05 pending such Dispositions, provided such restrictions and conditions apply only to the Subsidiary or other asset that is to be sold, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof (including the granting of any Lien) (vi) the foregoing shall not apply if such restrictions and conditions were binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such contractual obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary, and (vii) the foregoing shall not apply to customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 6.04 and applicable solely to such joint ventures.

           Section 6.11. Amendment of Material Documents. The Borrower will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights under the following documents in any manner material and adverse to the interest of the Lenders that have not been approved by the Administrative Agent:
(a) its certificate of incorporation, by-laws or other organizational documents or (b) the Asset Purchase Agreement. Borrower will not and will not permit any Restricted Subsidiaries to change or amend the terms of the Subordinated Debt Documents, if the effect of such amendment is to: (a) increase the interest rate on the Subordinated Debt; (b) shorten the time of payments of principal or interest due under the Subordinated Debt Documents; (c) change any event of default or any covenant to a materially more onerous or restrictive provision;
(d) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holders of the Subordinated Debt in a manner materially adverse to Administrative Agent or any Lender as senior creditors or the interests of the Lenders under this Agreement or any other Loan Document in any respect; or (f) in any manner amend any term of any Subordinated Debt Document relating to the prohibition of the creation or assumption of any Lien upon the properties or assets of Borrower or any Restricted Subsidiary or relating to the prohibition of creation, existence or effectiveness of any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (i) pay dividends or make any other distribution; (ii) subject to subordination provisions, pay any Indebtedness owed to Borrower or any Subsidiary; (iii) make loans or advances to Borrower or any Subsidiary; or (iv) transfer any of its property or assets to Borrower or any Subsidiary.


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
           Section 6.12. Change in Fiscal Year. Borrower will not change the manner in which either the last day of its fiscal year or the last days of the first three fiscal quarters of its fiscal year is calculated.

                                  ARTICLE VII.

                               Financial Covenants
                               -------------------

           Until the Loan Obligations have been Fully Satisfied, the Borrower covenants and agrees with the Lenders that:

           Section 7.01. Fixed Charge Coverage. As of the last day of each fiscal quarter, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00.

           Section 7.02. Leverage Ratio. As of the last day of each fiscal quarter, the Borrower shall not permit the Leverage Ratio to exceed 3.00 to 1.00.

                                  ARTICLE VIII.

                                Events of Default
                                -----------------

           Section 8.01. Events of Default; Remedies. If any of the following events ("Events of Default") shall occur:

                (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or the Borrower shall fail to pay any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, and such failure with respect to such reimbursement obligations shall continue unremedied for a period of three days;

                (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

                (c) any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any Restricted Subsidiary in or in connection with any Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document, shall prove to have been incorrect when made or deemed made;

                (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.02(a) or in Article VI or in
Article VII of this Agreement;

                (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower;


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
                (f) the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable beyond any applicable grace period or any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits, after giving effect to any applicable grace period, the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the Disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness;

                (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed, undischarged or unbonded for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                (h) the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (v) make a general assignment for the benefit of creditors;

                (i) the Borrower or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                (j) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution is available to the judgment creditor and shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment;

                (k) an ERISA Event shall have occurred that could reasonably be expected to result in a Material Adverse Effect;

                (l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid and perfected Lien on any Collateral, except (i) as a result of the Disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Documents or (B) file Uniform Commercial Code continuation statements or (iii) as to Collateral consisting of real property, to the extent such losses are covered by a Lender's title insurance policy;


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
                (m) any of the Subsidiary Guaranty, the Security Agreement or any Mortgage shall for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with its terms after its date of execution, or the Borrower or any other Loan Party shall so state in writing; or

                (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (g) or (h) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (g) or (h) of this Section, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower. In addition, if any Event of Default shall occur and be continuing, the Administrative Agent may (and if directed by the Required Lenders, shall) foreclose or otherwise enforce any Lien granted to the Administrative Agent, for the benefit of the Secured Parties, to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents and exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

           Section 8.02. Performance by the Administrative Agent. If any Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents which constitutes an Event of Default, the Administrative Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of the applicable Loan Party. In such event, the Borrower shall, at the request of the Administrative Agent promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent, together with interest thereon at the interest rate provided for in Section 2.13(c) from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of any Loan Party under any Loan Document.

                                   ARTICLE IX.

                            The Administrative Agent
                            ------------------------

           Section 9.01. Appointment. Each of the Lenders and the Issuing Bank hereby irrevocably appoints JPMorgan Chase Bank, N.A. as agent on its behalf, and on behalf of each of its Affiliates who are owed Obligations (each such Affiliate by acceptance of the benefits of the Loan Documents hereby ratifying such appointment) and authorizes the Administrative Agent to take such actions on its behalf and on behalf of such Affiliates and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.


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           Section 9.02. Rights as a Lender. The Person serving as the
Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

           Section 9.03. Limitation of Duties and Immunities. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

           Section 9.04. Reliance on Third Parties. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

           Section 9.05. Sub-Agents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

           Section 9.06. Successor Agent. Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the


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Required Lenders shall have the right to appoint a successor, subject to the consent of the Borrower (which consent shall not be unreasonably withheld); provided that the Borrower's consent shall not be required if an Event of Default exists. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank, subject to the consent of the Borrower (which consent shall not be unreasonably withheld); provided that the Borrower's consent shall not be required if an Event of Default exists. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article IX and Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

           Section 9.07. Independent Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

           Section 9.08. Other Agents. Harris N.A. has been designated as a co-lead arranger in recognition of the level of its Commitments. Harris N.A. is not an agent for the Lenders and does not have any obligation hereunder other than those existing in its capacity as a Lender. Without limiting the foregoing, Harris N.A. shall not have or be deemed to have any fiduciary relationship with or duty to any Lender.

           Section 9.09. Powers and Immunities of Issuing Bank. Neither the Issuing Bank nor any of its Related Parties shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with any Loan Document except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Issuing Bank (a) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of any Loan Document be a trustee or fiduciary for any Lender or for the Administrative Agent, (b) shall not be required to initiate any litigation or collection proceedings under any Loan Document, (c) shall not be responsible to any Lender or the Administrative Agent for any recitals, statements, representations, or warranties contained in any Loan Document, or any certificate or other documentation referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of any Loan Document or any other documentation referred to or provided for therein or for any failure by any Person to perform any of its obligations thereunder, (d) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts, and (e) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be


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genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by any Loan Document, the Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and the Administrative Agent; provided, however, that the Issuing Bank shall not be required to take any action which exposes it to personal liability or which is contrary to any Loan Document or applicable law.

           Section 9.10. Permitted Release of Collateral and Subsidiary Loan Parties.

                (a) Automatic Release. If any Loan Party sells any Collateral which is permitted to be disposed of under Section 6.05, the Liens in the Collateral granted to the Administrative Agent under the Loan Documents shall automatically terminate and the Collateral will be disposed of free and clear of all Liens of the Administrative Agent.

                (b) Written Release. The Administrative Agent is authorized to release of record, and shall release of record, any Liens encumbering any Collateral that is permitted to be sold upon an authorized officer of the Borrower certifying in writing to the Administrative Agent that the proposed Disposition of Collateral is permitted under Section 6.05. To the extent the Administrative Agent is required to execute any release documents in accordance with the immediately preceding sentence, the Administrative Agent shall do so promptly upon request of the Borrower without the consent or further agreement of any Secured Party. If the Disposition of Collateral is not permitted under or pursuant to the Loan Documents, the Liens encumbering the Collateral may only be released in accordance with the provisions of Section 10.02.

                (c) Other Authorized Release and Subordination. The Administrative Agent is irrevocably authorized by the Secured Parties, without any consent or further agreement of any Secured Party to: (i) subordinate or release the Liens granted to the Administrative Agent to secure the Obligations with respect to any property which is permitted to be subject to a Lien of the type described in clauses (d), (e), (g), (h), (i), (j), (k), (l), (m), (n), (o),
(p) or (r) of Section 6.02 and (ii) release the Administrative Agent's Liens when all the Loan Obligations and Swap Obligations have been Fully Satisfied; provided that if as of the date of the requested release: (A) the Borrower is subject to a proceeding of the type described in clauses (g) or (h) of Article VIII, or (B) the Administrative Agent is applying the proceeds of Collateral in accordance with Section 2.12, then the Administrative Agent shall not release its Liens until all the Obligations have been Fully Satisfied.

                (d) Authorized Release of Subsidiary Loan Party. If:

                     (i) no Default exists or would result; and

                     (iii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower requesting the release of a Subsidiary Loan Party, certifying that (A) no Default exists or will result from the release of the Subsidiary Loan Party; and (B) the Administrative Agent is authorized to release such Subsidiary Loan Party because either: (1) the Equity Interest issued by such Subsidiary Loan Party or the assets of such Subsidiary Loan Party have been sold in a transaction permitted by Section 6.05 (including with the consent of the Required Lenders pursuant to Section 10.02(b)) or (2) such Subsidiary Loan Party has been designated as an Unrestricted Subsidiary in accordance with the designation provisions of the definition of the term "Unrestricted Subsidiary";

then the Administrative Agent is irrevocably authorized by the Secured Parties, without any consent or further agreement of any Secured Party to release the Liens granted to the Administrative Agent to secure the Obligations in the assets of such Subsidiary Loan Party and release such Subsidiary Loan Party from all obligations under the Loan Documents. To the extent the Administrative Agent is required to execute any release documents in accordance with the immediately preceding sentence, the Administrative Agent shall do so promptly upon request of the Borrower without the consent or further agreement of any Secured Party.


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           Section 9.11. Perfection by Possession and Control. The
Administrative Agent hereby appoints each of the other Lenders to serve as bailee to perfect Administrative Agent's Liens in any Collateral (other than deposit, securities or commodity accounts) in the possession of any such other Lender and each Lender possessing any such Collateral agrees to so act as bailee for the Administrative Agent in accordance with the terms and provisions hereof.

           Section 9.12. Lender Affiliates Rights. By accepting the benefits of the Loan Documents, any Affiliate of a Lender that is owed any Obligation is bound by the terms of the Loan Documents. But notwithstanding the foregoing: (a) neither the Administrative Agent, any Lender nor any Loan Party shall be obligated to deliver any notice or communication required to be delivered to any Lender under any Loan Documents to any Affiliate of any Lender; and (b) no Affiliate of any Lender that is owed any Obligation shall be included in the determination of the Required Lenders or entitled to consent to, reject, or participate in any manner in any amendment, waiver or other modification of any Loan Document. The Administrative Agent shall not have any liabilities, obligations or responsibilities of any kind whatsoever to any Affiliate of any Lender who is owed any Obligation. The Administrative Agent shall deal solely and directly with the related Lender of any such Affiliate in connection with all matters relating to the Loan Documents. The Obligation owed to such Affiliate shall be considered the Obligation of its related Lender for all purposes under the Loan Documents and such Lender shall be solely responsible to the other parties hereto for all the obligations of such Affiliate under any Loan Document.

                                   ARTICLE X.

                                  Miscellaneous
                                  -------------

           Section 10.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone or other means, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                     (i) if the Borrower or any other Loan Party, to it at 251 O'Connor Ridge Boulevard, Suite 300, Irving, Texas 75038, Attention of John Muse, Executive Vice President, Administration and Finance (Telecopy No.:
972.281.4449);

                     (ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin, 9th Floor Houston, Texas 77002 Telephone: 713.750.2984; Telecopy: 713.750.2129 and JPMorgan Chase Bank, N.A., 2200 Ross Avenue, Fifth Floor, Dallas, Texas 75201, Attention:
Matthew H. Hildreth, Telephone: 214.290.2688 ; Telecopy: 214.290.2765;

                     (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.


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           Section 10.02. Waivers; Amendments.

                (a) No Waiver; Rights Cumulative. No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                (b) Amendments. Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) pursuant to an Increased Commitment Supplement executed in accordance with the terms and conditions of Section 2.20 which only needs to be signed by the Borrower, the Administrative Agent and the Lenders increasing or providing new Revolving Commitments thereunder and (ii) in the case of this Agreement and any circumstance other than as described in clause (i) pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto in each case with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent in Section 4.01 or Section
4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not be an increase of a Commitment of any Lender), (B) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than interest accruing pursuant to Section 2.13(c) or a waiver thereof), or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby (it being understood that any change to the definition of "Pricing Ratio" or in the component definitions thereof shall not constitute a reduction in the rate of interest or fees thereon), (C) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon (other than interest accruing pursuant to Section 2.13(c) or a waiver thereof), or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (D) change Section 2.18(b),
(c) or (f) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender directly affected thereby, (E) change any of the provisions of this Section or the definition of "Required Lenders," without the written consent of each Lender, (F) release any Subsidiary Loan Party from its Guarantee under the Guaranty Agreement or limit its liability in respect of such Guarantee, without the written consent of each Lender unless such release is in accordance with the provisions of Section 9.10, and (G) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender; provided further that (1) no such agreement shall amend, modify or otherwise affect the rights or


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duties of the Administrative Agent, the Issuing Bank or the Swingline Lender
without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (2) notwithstanding the terms of clause (ii) above, any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Term Lenders) or the Term Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders.

           Section 10.03. Expenses; Indemnity; Damage Waiver.

                (a) Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel (limited to one primary counsel for the Administrative Agent and one additional counsel in each jurisdiction in which the Mortgaged Property is located), in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section 10.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of counsel (limited to one counsel to the Administrative Agent and the Lenders, one additional counsel in each jurisdiction in which any Collateral is located or any proceedings are held and if necessary as a result of conflicts of interest, one additional counsel to the Lenders), in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section 10.03, or in connection with the Loans made or Letters of Credit issued hereunder.

                (b) Indemnity. THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE (LIMITED TO ONE COUNSEL TO THE INDEMNITEES AND ONE ADDITIONAL COUNSEL IN EACH JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED), INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE PERFORMANCE BY THE PARTIES TO THE LOAN DOCUMENTS OF THEIR RESPECTIVE OBLIGATIONS THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS, THE NBP ACQUISITION, ANY OTHER ACQUISITION PERMITTED HEREBY OR ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY MORTGAGED PROPERTY OR ANY OTHER PROPERTY CURRENTLY OR FORMERLY OWNED OR OPERATED BY THE


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BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN
ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR A MATERIAL BREACH OF ANY OBLIGATION UNDER THE LOAN DOCUMENTS BY, SUCH INDEMNITEE OR RELATED TO THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS OR VIOLATIONS OF ENVIRONMENTAL LAWS THAT FIRST OCCUR AT A PROPERTY OWNED OR LEASED BY BORROWER OR ITS SUBSIDIARIES AFTER SUCH PROPERTY IS TRANSFERRED TO AN INDEMNITEE OR ITS SUCCESSORS OR ASSIGNS BY WAY OF A FORECLOSURE, DEED-IN-LIEU OF FORECLOSURE OR SIMILAR TRANSFER.

                (c) Lender's Agreement to Pay. To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this
Section 10.03, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                (d) Waiver of Damages. To the extent permitted by applicable law, none of parties hereto shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                (e) Payment. All amounts due under this Section 10.03 shall be payable not later than 10 days after written demand therefor.

           Section 10.04. Successors and Assigns.

                (a) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and
(ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit and any Secured Party related to any Lender), Participants (to the extent provided in paragraph (c) of this Section 10.04) and, to the extent expressly contemplated hereby, the Secured Parties and other Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders), any legal or equitable right, remedy or claim under or by reason of this Agreement.


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                (b) Assignment. (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                     (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default exists, any other assignee; and

                     (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of (1) any Revolving Commitment to an assignee that is a Lender with a Revolving Commitment immediately prior to giving effect to such assignment or (2) all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

                  (ii) Assignments shall be subject to the following additional conditions:

                     (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default exists;

                     (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

                     (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

                     (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                  (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 10.04, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 10.04.


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                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section 10.04 and any written consent to such assignment required by paragraph (b) of this Section 10.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Sections 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(c) or 10.03(c), the Administrative Agent
shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                (c) Participations. (i) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section 10.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15,
2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Sections 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) as though it were a Lender.


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                  (iii) Each Lender selling a participation to a Participant shall, as a non-fiduciary agent of the Borrower, keep a register of each such Participant, specifying such Participant's entitlement to payments of principal and interest with respect to such participation. The entries in such register shall be conclusive, and each Lender shall treat each Person whose name is recorded in such Lender's register as the Participant, notwithstanding notice to the contrary.

                (d) Pledge. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

           Section 10.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder. The provisions of Sections 2.15, 2.16, 2.17 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

           Section 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto (which may be sent on pages designated only as "Signature Pages to Credit Agreement" or "Signature Pages to Darling International Inc. Credit Agreement," without page numbers or other identifying information), and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

           Section 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.


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           Section 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the Loan Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each party exercising rights under this Section 10.8 shall promptly notify the Borrower (with a copy to the Administrative Agent) after any such exercise; provided that the failure to give such notice shall not effect the validity of such right. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

           Section 10.09. Governing Law; Jurisdiction; Consent to Service of Process.

                (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Texas.

                (b) Jurisdiction. EACH LENDER, EACH LOAN PARTY AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN DALLAS COUNTY TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF SUCH PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF SUCH PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                (c) Venue. Each Loan Party and each other party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 10.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                (d) Service of Process. Each Loan Party and each other party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

           Section 10.10. WAIVER OF JURY TRIAL. EACH LOAN PARTY AND EACH OTHER PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT


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OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY
OTHER THEORY). EACH LOAN PARTY AND EACH OTHER PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

           Section 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

           Section 10.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed: (a) to its Related Parties, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.12, to
(i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.12 or
(ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section 10.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

           Section 10.13. Maximum Interest Rate.

                (a) Limitation to Maximum Rate; Recapture. No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any obligation under the Loan Documents shall exceed the Maximum Rate, thereby causing the interest accruing on such obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such obligation shall not reduce the rate of interest on such obligation below the Maximum Rate until the aggregate amount of interest accrued on such obligation equals the aggregate amount of interest which would have accrued on such obligation if the Contract Rate for such obligation had at all times been in effect. As used herein, the term "Maximum Rate" means, at any time with respect to any Lender, the maximum rate of nonusurious interest under applicable law that such Lender may charge Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly rate ceiling described in, and computed in accordance with, Chapter 303 of the Texas Finance Code.


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
                (b) Cure Provisions. No provision of any Loan Document shall require the payment or the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section 10.13 shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the obligations outstanding hereunder, and, if the principal of the obligations outstanding hereunder has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and each Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the obligations outstanding hereunder so that interest for the entire term does not exceed the Maximum Rate.

                (c) Chapter 346 of the Texas Finance Code. The provisions of Chapter 346 of the Finance Code of Texas are specifically declared by the parties hereto not to be applicable to this Agreement or to the transactions contemplated hereby.

           Section 10.14. Limitation of Liability. None of Loan Parties, the Administrative Agent, any Lender, or any of their respective Related Parties shall have any liability with respect to, and the Borrower, the Administrative Agent and each Lender and, by the execution of the Loan Documents to which it is a party, each other Loan Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by such party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.

           Section 10.15. No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Administrative Agent or any Lender shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower, any other Loan Party, any of the Borrower's shareholders or any other Person.

           Section 10.16. No Fiduciary Relationship. The relationship between the Loan Parties on the one hand and the Administrative Agent and each Lender on the other is solely that of debtor and creditor, and neither the Administrative Agent nor any Lender has any fiduciary or other special relationship with any Loan Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Loan Parties on the one hand and the Administrative Agent and each Lender on the other to be other than that of debtor and creditor.

           Section 10.17. Equitable Relief. Each Loan Party recognizes that in the event a Loan Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each Loan Party therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.


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           Section 10.18. Construction. Each Loan Party, the Administrative
Agent and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

           Section 10.19. USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                    [Signature Pages Begin on the Next Page]







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
           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   DARLING INTERNATIONAL INC.


                                   By: /s/ John O. Muse
                                      ------------------------------------------
                                       Name:  John O. Muse
                                       Title: Executive Vice President Finance
                                              and Administration

                                 JPMORGAN CHASE BANK, N.A.,
                                 individually and as Administrative Agent


                                 By:  /s/ Matthew H. Hildreth
                                     -------------------------------------------
                                     Matthew H. Hildreth, Senior Vice President

                                 HARRIS N.A.


                                 By:  /s/ John Stichnoth
                                     -------------------------------------------
                                     Name:  John Stichnoth
                                     Title: Vice President

                                  COMERICA BANK


                                   By:  /s/ Donald P. Hellman
                                       -----------------------------------------
                                       Name:   Donald P. Hellman
                                       Title:  Senior Vice President

                                     U S BANK NATIONAL ASSOCIATION


                                     By:   /s/ Curtis A. Schrieber
                                          --------------------------------------
                                          Curtis A. Schrieber, Vice President

                               COOPERATIEVE  CENTRALE  RAIFFEISEN-BOERENLEENBANK
                               B.A. "RABOBANK  INTERNATIONAL", NEW YORK BRANCH

                               By:  /s/ Pamela Beal
                                   ---------------------------------------------
                                   Name:   Pamela Beal
                                   Title:  Vice President


                               By:  /s/ Brett Delfino
                                   ---------------------------------------------
                                   Name:  Brett Delfino
                                   Title: Executive Director

                                     CITIBANK TEXAS, N.A.


                                     By: /s/ Harold Beattie, Jr.
                                        ----------------------------------------
                                        Name:   Harold Beattie, Jr.
                                        Title:  Vice President

                              KEYBANK NATIONAL ASSOCIATION


                              By:  /s/ Joanne K. Bramanti
                                  ----------------------------------------------
                                  Joanne K. Bramanti, Senior Vice President

                                     COMMERCE BANK, N.A.


                                     By: /s/ Wayne C. Lewis
                                        ----------------------------------------
                                        Name:  Wayne C. Lewis
                                        Title: Vice President

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------

EXHIBITS:

Exhibit A          -   Form of Assignment and Assumption
Exhibit B          -   Form of Guaranty Agreement
Exhibit C          -   Form of Increased Commitment Supplement
Exhibit D          -   Form of Security Agreement
Exhibit E          -   Form of Compliance Certificate

SCHEDULES:

Schedule 1.01(a)   -   Mortgaged Property
Schedule 1.01(b)   -   Existing Letters of Credit
Schedule 2.01      -   Commitments
Schedule 3.10      -   Underfunded Plans
Schedule 3.12      -   Subsidiaries
Schedule 3.14      -   Labor Matters
Schedule 6.01      -   Existing Indebtedness
Schedule 6.02      -   Existing Liens
Schedule 6.04      -   Investments
Schedule 6.05      -   Asset Sales
Schedule 6.10      -   Existing Restrictions

                                    EXHIBIT A
                                       TO
                           DARLING INTERNATIONAL INC.
                                CREDIT AGREEMENT

                        Form of Assignment and Assumption
                        ---------------------------------

                            ASSIGNMENT AND ASSUMPTION

           This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

           For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Letters of Credit, guarantees, and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.   Assignor:                ______________________________

2.   Assignee:                ______________________________

                              [and is an Affiliate/Approved Fund of [identify
                               Lender](1)]

3.   Borrower:                DARLING INTERNATIONAL INC.

4.   Administrative Agent:    JPMORGAN CHASE BANK, N.A., as the administrative
                              agent under the Credit Agreement

5.   Credit Agreement:        The Credit Agreement dated as of April 7, 2006
                              among Darling International Inc., the Lenders parties thereto, JPMorgan Chase Bank, N.A., as
                              Administrative Agent, and the other agents parties thereto.


--------------
(1)  Select as applicable.

6.   Assigned Interest:


     ========================= =========================== ========================== ===========================
                                  Aggregate Amount of              Amount of
                                    Commitment/Loans           Commitment/Loans         Percentage Assigned of
        Facility Assigned           for all Lenders                Assigned              Commitment/Loans (2)
     ========================= =========================== ========================== ===========================
     Revolver                  $                           $                                            %
     ------------------------- --------------------------- -------------------------- ---------------------------
     Term                      $                           $                                            %
     ========================= =========================== ========================== ===========================

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                           ASSIGNOR

                                           [NAME OF ASSIGNOR]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           ASSIGNEE

                                           [NAME OF ASSIGNEE]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

-------------------
(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[Consented to and](3) Accepted:

JPMORGAN CHASE BANK, N.A., as
  Administrative Agent


By:
    ------------------------------
    Name:
    Title:


[Consented to:](4)

DARLING INTERNATIONAL INC.


By:
    ------------------------------
    Name:
    Title:


-----------------------
(3) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(4) To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

                           DARLING INTERNATIONAL INC.

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

           1. Representations and Warranties.

           1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

           1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

           2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

           3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

                                    EXHIBIT B
                                       TO
                           DARLING INTERNATIONAL INC.
                                CREDIT AGREEMENT

                           Form of Guaranty Agreement
                           --------------------------

                               GUARANTY AGREEMENT

           WHEREAS, DARLING INTERNATIONAL INC., a Delaware corporation (the "Borrower") has entered into that certain Credit Agreement dated April 7, 2006, among Borrower, the lenders party thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as the administrative agent (the "Agent") (such Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

           WHEREAS, the execution of this Guaranty Agreement is a condition to the Agent's and each Lender's obligations under the Credit Agreement;

           NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Subsidiary Loan Parties and any Subsidiary Loan Party hereafter added as a "Guarantor" hereto pursuant to a Subsidiary Joinder Agreement in the form attached as an Exhibit to the Security Agreement (individually a "Guarantor" and collectively the "Guarantors"), hereby irrevocably and unconditionally guarantees to the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

           1. The term "Guaranteed Indebtedness", as used herein, means all of the Obligations, as defined in the Credit Agreement. The "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

           2. The Guarantors together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty Agreement. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (ii) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty Agreement in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty Agreement determined in accordance with the provisions hereof; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this paragraph 2). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.

           3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the Full Satisfaction of the Guaranteed Indebtedness in accordance with
Section 9.10 of the Credit Agreement. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against any Secured Party or any other party, or which any Guarantor may have against Borrower, any Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against any Secured Party or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof other than the Full Satisfaction of the Guaranteed Indebtedness in accordance with Section 9.10 of the Credit Agreement.

           4. If a Guarantor becomes liable for any indebtedness owing by Borrower to any Secured Party by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Secured Parties hereunder shall be cumulative of any and all other rights that any Secured Party may ever have against such Guarantor. The exercise by any Secured Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

           5. Upon the occurrence and continuance of an Event of Default arising from Borrower's default in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Agent, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for Agent or any other Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Agent and any other Secured Party with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Agent or any other Secured Party hereunder, all rights of such Guarantor against Borrower, any other guarantor or any collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the Full Satisfaction of the Guaranteed Indebtedness in accordance with Section 9.10 of the Credit Agreement. All payments received by the Agent hereunder shall be applied by the Agent to payment of the Guaranteed Indebtedness in the order provided for in Section 2.18(f) of the Credit Agreement.

           6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Agent or any other Secured Party.

           7. Each Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Agent or any other Secured Party to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Agent or any other Secured Party to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Agent or any other Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any other Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Agent or any other Secured Party to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other Guarantor (other than the Full Satisfaction of the Guaranteed Indebtedness in accordance with Section 9.10 of the Credit Agreement).

           8. Each Guarantor represents and warrants to Agent and the Lenders as follows:

               (a) All representations and warranties in the Credit Agreement relating to it are true and correct in all material respects as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

               (b) It has, independently and without reliance upon Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

               (c) It is not relying upon Agent or any Lender to provide (and neither the Agent nor any Lender shall have any duty to provide) any information concerning the financial condition and assets of Borrower to it either now or in the future.

               (d) Each Loan Party is a member of an affiliated group and the Loan Parties are collectively engaged in a common enterprise with one another. Each Loan Party will receive reasonably equivalent value in exchange for the obligations incurred under the Loan Documents to which each is a party. Each Loan Party will derive substantial benefit from the credit extended pursuant to the credit Agreement in an amount at least equal to its obligations under the Loan Documents to which it is a party

           9. Each Guarantor covenants and agrees that, until the Loan Obligations have been Fully Satisfied, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.

           10. When an Event of Default exists and subject to the terms of
Section 2.18 of the Credit Agreement, Agent and each other Secured Party shall, to the fullest extent permitted by law, have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness constituting Loan Obligations or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Agent and each other Secured Party to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Agent or any other Secured Party shall have made any demand under this Guaranty Agreement. Each Secured Party agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Agent and other Secured Parties hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Agent or any other Secured Party may have.

           11. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the Full Satisfaction of the Guaranteed Indebtedness in accordance with Section 9.10 of the Credit Agreement. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof shall be made or given, directly or indirectly, by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been Fully Satisfied in accordance with Section 9.10 of the Credit Agreement; except that prior to the occurrence and continuance of an Event of Default, each Debtor shall have the right to make payments and a Guarantor shall have the right to receive payments on the Subordinated Indebtedness from time to time in the ordinary course of business. After the occurrence and during the continuance of an Event of Default, no payments may be made or given on the Subordinated Indebtedness, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been Fully Satisfied in accordance with Section 9.10 of the Credit Agreement. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of Agent and the other Secured Parties and shall forthwith be paid to Agent and applied by Agent against the Guaranteed Indebtedness in accordance with this Guaranty Agreement. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower or any other Guarantor (Borrower and such other Guarantor herein the "Debtors") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

           (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Agent or any other Secured Party presently exist or are hereafter created or attached. Without the prior written consent of Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

           (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Agent shall have the right to prove and, to the extent permitted by applicable law, vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been Fully Satisfied in accordance with Section 9.10 of the Credit Agreement. Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

           12. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement (which needs to be signed only by the Subsidiary Loan Party thereto) and the release of any Guarantor from its obligations hereunder (which shall require the consent of all Lenders unless such release is otherwise permitted by Section 9.10 of the Credit Agreement); no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantors and Agent (with the consent of the Required Lenders), except as otherwise provided in the Credit Agreement. No failure on the part of Agent or any other Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

           13. This Guaranty Agreement is for the benefit of the Secured Parties and their successors and permitted assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns.

           14. Each Guarantor recognizes that Agent and the Lenders are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party.

           15. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrower in accordance with the notice provisions in the Credit Agreement.

           16. Except as otherwise specifically provided in the Credit Agreement, each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

           17. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, AGENT AND THE OTHER SECURED PARTIES WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, AGENT AND THE OTHER SECURED PARTIES AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, AGENT AND ANY OTHER SECURED PARTY, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, AGENT AND ANY OTHER SECURED PARTY. This Guaranty Agreement may be executed on pages designated only as "Signature Pages to Guaranty Agreement," without page numbers or other identifying information.

           18. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

                      [SIGNATURE PAGE BEGINS ON NEXT PAGE]

         EXECUTED as of the first date written above.

                                         GUARANTORS:
                                         -----------

                                         DARLING NATIONAL LLC


                                         By: /s/ John O. Muse
                                             -----------------------------------
                                             Name:  John O. Muse
                                             Title: Executive Vice President
                                                    Finance and Administration

                                    EXHIBIT C
                                       TO
                           DARLING INTERNATIONAL INC.
                                CREDIT AGREEMENT


                     Form of Increased Commitment Supplement
                     ---------------------------------------

                         INCREASED COMMITMENT SUPPLEMENT

           This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of ____________, ___ and entered into by and among DARLING INTERNATIONAL INC., a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (the "Increased Commitment Lenders"), JPMORGAN CHASE BANK, N.A., as agent for itself and the other secured parties (in such capacity, together with its successors in such capacity, the "Agent"), and is made with reference to that certain Credit Agreement dated as of April 7, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time the "Credit Agreement"), by and among the Borrower, certain lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

           WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower and the Increased Commitment Lenders are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Revolving Commitments;

           WHEREAS, each Increased Commitment Lender wishes to increase its Revolving Commitment [,OR TO THE EXTENT NOT ALREADY A LENDER PARTY TO THE
CREDIT AGREEMENT (HEREIN A "NEW LENDER"), WISHES TO BECOME A LENDER PARTY TO THE CREDIT AGREEMENT AND TO COMMIT TO MAKE REVOLVING LOANS IN ACCORDANCE WITH THE TERMS THEREOF];(5)

           WHEREAS, the Increased Commitment Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

           Section 1. Increase in Revolving Commitments. Subject to the terms and conditions hereof, each Increased Commitment Lender severally agrees that its Revolving Commitment shall be increased to [OR, IN THE CASE OF A NEW LENDER, SHALL BE] the amount set forth opposite its name on the signature pages hereof.

           SECTION 2. [NEW LENDERS. EACH NEW LENDER (A) CONFIRMS THAT IT HAS RECEIVED A COPY OF THE CREDIT AGREEMENT, TOGETHER WITH COPIES OF THE MOST RECENT FINANCIAL STATEMENTS OF THE BORROWER DELIVERED THEREUNDER AND SUCH OTHER DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE TO MAKE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO THIS SUPPLEMENT; (B) AGREES THAT IT HAS, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT, ANY LENDER OR ANY OF THEIR RELATED PARTIES AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE, MADE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO THIS SUPPLEMENT; (C) AGREES THAT IT WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT, ANY LENDER OR ANY OF THEIR RELATED PARTIES AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM APPROPRIATE AT THE TIME, CONTINUE TO MAKE ITS OWN CREDIT DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THE CREDIT AGREEMENT;
(D) APPOINTS AND AUTHORIZES THE AGENT TO TAKE SUCH ACTION AS AGENT ON ITS BEHALF AND TO EXERCISE SUCH POWERS AND DISCRETION UNDER THE CREDIT AGREEMENT AS ARE DELEGATED TO THE AGENT BY THE TERMS THEREOF, TOGETHER WITH SUCH POWERS AND DISCRETION AS ARE REASONABLY INCIDENTAL THERETO; AND (E) AGREES THAT IT IS A "LENDER" UNDER THE CREDIT AGREEMENT AND WILL PERFORM IN ACCORDANCE WITH THEIR RESPECTIVE TERMS ALL OF THE OBLIGATIONS THAT BY THE TERMS OF THE CREDIT AGREEMENT ARE REQUIRED TO BE PERFORMED BY IT AS A LENDER.


------------------
(5)  Bracketed alternatives should be included if there are New Lenders.

           Section 3. Representations and Warranties. In order to induce the Increased Commitment Lenders to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, Borrower represents and warrants to Agent and each Lender that (a) the representations and warranties of each Loan Party contained in the Loan Documents are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, this Supplement shall be deemed to be a Loan Document, and (b) no Default has occurred and is continuing (both before and after giving effect to this Supplement).

           Section 4. Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent, and the Lenders agree that the Credit Agreement as supplemented hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

           Section 5. Applicable Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

           Section 6. Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement shall become effective upon the execution of a counterpart hereof by the Borrower, the Agent and the Increased Commitment Lenders.

           Section 7. ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

           IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                      DARLING INTERNATIONAL INC.


                                      By:
                                         ---------------------------------------
                                         John O. Muse, Executive Vice President

New Total Revolving Commitment:

$__________________                     JPMORGAN CHASE BANK, N.A., as the Agent
                                        and as a Lender


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

$______________________                 [Lenders]

                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:


$______________________                 [NEW LENDER]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                              CONSENT OF GUARANTORS

           Each Guarantor: (i) consents and agrees to this Supplement; (ii) agrees that each of the Guaranty Agreement, the Security Agreement, and the other Loan Documents to which it is a party are in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising as a result of the increase in the Revolving Commitments contemplated hereby are "Guaranteed Indebtedness" as defined in the Guaranty Agreement and "Obligations" as defined in the Security Agreement and any Mortgage to which it is a party.

                                       DARLING NATIONAL, LLC
                                       [LIST OTHER GUARANTORS WHO HAVE BEEN
                                        JOINED INTO THE GUARANTEE]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT "D"
                                       TO
                           DARLING INTERNATIONAL INC.
                                CREDIT AGREEMENT

                           Form of Security Agreement
                           --------------------------

                               SECURITY AGREEMENT
                               ------------------


           THIS SECURITY AGREEMENT (the "Agreement") dated as of April 7, 2006 is by and among DARLING INTERNATIONAL INC., a Delaware corporation ("Borrower"), the undersigned Subsidiary Loan Parties and any other Subsidiary Loan Party who may become a party hereto pursuant to the execution and delivery of a Subsidiary Joinder Agreement (each a "Debtor" and collectively the "Debtors") and JPMORGAN CHASE BANK, N.A., as administrative agent for the Secured Parties (the "Agent").

                                R E C I T A L S:
                                ----------------

           Borrower is entering into that certain Credit Agreement dated of even date herewith with the lenders party thereto (each individually a "Lender" and collectively, the "Lenders") and the Agent (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, herein the "Credit Agreement"). The execution and delivery of this Agreement is a condition to the Agent's and the Lenders' entering into the Credit Agreement and making the extensions of credit thereunder.

           NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Agent and Lenders to extend credit under the Credit Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                                   Definitions
                                   -----------

           Section 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:

               "Collateral" has the meaning specified in Section 2.1.

               "Copyright License" means, with respect to a Debtor, any written agreement now or hereafter in existence granting to the Debtor any right to use any Copyright including the agreements identified for such Debtor on Schedule 3.4.

               "Copyrights" means, with respect to a Debtor, all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of the Debtor, including those identified for such Debtor on Schedule 3.4; (b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

               "Copyright Security Agreement" means, with respect to a Debtor, a security agreement in a form reasonably satisfactory to Agent pursuant to which the Debtor grants to the Agent, for the benefit of the Secured Parties, a security interest in the Copyrights and the Copyright Licenses for purposes of recording such security interest with any copyright office of a governmental unit.

               "Intellectual Property" means the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

               "Obligations" means, with respect to each Debtor: (a) if such Debtor is a Borrower under the Credit Agreement, all "Obligations" (as such term is defined in the Credit Agreement) of such Debtor; and (b) with respect to each Debtor that is not the Borrower, all present and future indebtedness, liabilities, and obligations of such Debtor to the Agent and the Secured Parties arising under the Loan Documents to which such Debtor is a party and all such Debtor's Deposit Obligations and Swap Obligations; provided that with respect to each Subsidiary Loan Party, the obligations secured by this Agreement shall be limited, with respect to each Subsidiary Loan Party, to an aggregate amount equal to the largest amount that would not render such Subsidiary Loan Party's obligations hereunder and under the other Loan Documents subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

               "Patent License" means, with respect to a Debtor, any written agreement now or hereafter in existence granting to the Debtor any right to use any invention on which a Patent is in existence including the agreements identified for such Debtor on Schedule 3.4.

               "Patent Security Agreement" means, with respect to a Debtor, a security agreement in a form reasonably satisfactory to Agent pursuant to which the Debtor grants to the Agent, for the benefit of the Secured Parties, a security interest in the Patents and the Patent Licenses for purposes of recording such security interest with any patent office of a governmental unit.

               "Patents" means, with respect to a Debtor, all of the following:
          (a) all patents, patent applications and patentable inventions of the Debtor, including those identified for such Debtor on Schedule 3.4, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

               "Pledged Shares" means, with respect to a Debtor, the Equity Interests identified for such Debtor on Schedules 2.1(b) or (c) attached hereto or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A.

               "Subsidiary Joinder Agreement" means a Subsidiary Joinder Agreement in substantially the form of Exhibit B.

               "Trademark License" means, with respect to a Debtor, any written agreement now or hereafter in existence granting to the Debtor any right to use any Trademark, including the agreements identified for such Debtor on Schedule 3.4.

               "Trademarks" means, with respect to a Debtor, all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including those identified for such Debtor on
          Schedule 3.4; (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

               "Trademark Security Agreement" means, with respect to a Debtor, a security agreement in a form reasonably satisfactory to Agent which the Debtor grants to the Agent, for the benefit of the Secured Parties, a security interest in the Trademarks and the Trademark Licenses for purposes of recording such security interest with the trademark office of any governmental unit.

               "UCC" means the Uniform Commercial Code as in effect in the State of Texas.

           Section 1.2. Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Any definition of or reference to any agreement or other documentation herein shall be construed as referring to such agreement or documentation as from time to time the same may be amended, amended and restated, supplemented, extended, renewed, replaced or otherwise modified from time to time. References to "Articles," "Sections," "subsections," "Exhibits" and "Schedules" shall be to Articles Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE 2.

                                Security Interest
                                -----------------

           Section 2.1. Security Interest. As security for the prompt payment and performance in full when due of its Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges to the Agent, and grants to the Agent a continuing security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively with respect to any Debtor or all Debtors, as the context requires, the "Collateral"):

                (a) all accounts, money, documents, chattel paper (including the chattel paper described on Schedule 2.1), instruments (including or in addition, the promissory notes described on Schedule 2.1), the commercial tort claims described on Schedule 2.1(a), deposit accounts (including the deposit accounts identified on Schedule 3.2), general intangibles (including all supporting obligations, all Intellectual Property and all right, title and interest in and to the Note Purchase Agreement, the other documentation executed and deliver in connection with NBP Acquisition and all the documentation executed and delivered in connection with any acquisition consummated under the permissions of the Credit Agreement), all letter of credit rights and all products and proceeds of any of the foregoing; and

                (b) all investment property, including or in addition, the following:

                     (i) all the Equity Interests issued by, and all other ownership interest in, the Domestic Subsidiaries described on Schedule 2.1(b) and all other Restricted Subsidiaries (that are not Foreign Subsidiaries) hereafter created or acquired and owned by the Debtor, including the Equity Interests described on Schedule 2.1(b);

                     (ii) all the Equity Interests described on Schedule 2.1(c) and so much of the Debtor's right, title and interest in any other Equity Interests issued by its Foreign Subsidiaries so that not more than and not less than sixty-five percent (65%) of the total combined voting power of each of its Foreign Subsidiaries is pledged in total hereunder;

                     (iii) the commodity accounts and securities accounts described in Schedule 3.2; and

                     (iv) all products and proceeds of the foregoing; and

                (c) all equipment, fixtures, inventory and other goods and all accessions thereto and all products and proceeds thereof;

Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to the following:

                (w) any lease, license, intellectual property, contract right, property right, permit, agreement or other general intangible to which any Debtor is a party or that a Debtor otherwise owns or any of its rights or interests thereunder if, and for so long as, the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Debtor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, intellectual property right, contract right, property right, permit, agreement or other general intangible (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, intellectual property right, contract right, property right or agreement that does not result in any of the consequences specified in clause (i) or (ii) of this paragraph, including any proceeds of such lease, license, intellectual property right, contract right, property right, agreement or other general intangible;

                (x) any capital stock, partnership interests, membership interests and other ownership interests issued by, or any other ownership interest in, any Unrestricted Subsidiary;

                (y) any leasehold interest in real property held by a Debtor or its subsidiaries on the Closing Date; or

                (z) any proceeds from any letter of credit if the Debtor is required by applicable law to apply such proceeds for a specific purpose.

           Section 2.2. Debtor Remains Liable. Notwithstanding anything to the contrary contained herein: (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release any Debtor from any of its duties or obligations under such documentation; (c) the Agent shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement; and (d) the Agent shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE 3.

                         Representations and Warranties
                         ------------------------------

           To induce the Agent and the Lenders to enter into this Agreement and the Credit Agreement, as applicable, each Debtor represents and warrants to the Agent and the Lenders that:

           Section 3.1. Location of Equipment, Fixtures and Inventory; Third Parties in Possession. As of the date hereof, all of its equipment, fixtures and inventory (other than such property which is in transit, property under repair, containers for the collection of raw materials held by customers in the ordinary course of business and other property that has a book value in the aggregate which is less than $1,000,000) are located at the places specified in Schedule
3.1 for such Debtor. Schedule 3.1 identifies the landlords or mortgagees, if any, of each of its locations identified in Schedule 3.1. None of its Collateral other than property acquired by such Debtor within the last four months has been located in any location within the past four completed calendar months prior to the date hereof other than as set forth on Schedule 3.1 for such Debtor. As of the Effective Date, the Debtor does not own: (i) any vessels documented under Chapter 121, Title 46, United States Code (the Ship Mortgage Act) or for which an application for documentation is pending nor (ii) any aircraft.

           Section 3.2. Deposit, Commodity and Securities Accounts; Other Investment Property. As of the date hereof, Schedule 3.2 identifies all deposit accounts, commodity accounts and securities accounts owned by Debtor and the institutions holding such accounts. As of the date hereof, none of the Collateral consisting of interests in a partnership or limited liability company are evidenced by a certificate, except as set forth on Schedule 2.1(b), nor has any such interest been designated a "security" governed by the provisions of
Article 8 of the UCC.

           Section 3.3. Office Locations; Fictitious Names; Predecessor Companies; Tax and Organizational Identification Numbers. As of the date hereof, its chief executive office and jurisdiction of organization are located at the place or places identified for it on Schedule 3.1 or pursuant to Section 4.4. Within the last four completed calendar months prior to the date hereof it has not had any other chief executive office or jurisdiction of organization except as disclosed on Schedule 3.1. Schedule 3.1 also sets forth as of the date hereof all other places where it keeps its books and records and all other locations where it has a place of business. It does not do business and has not done business during the past five completed calendar years prior to the date hereof under any name, trade-name or fictitious business name except as disclosed on
Schedule 3.3. Schedule 3.3 sets forth a list of all names of all of its predecessor companies including the names of any entities it acquired (by stock purchase, asset purchase, merger or otherwise) and the chief executive office and jurisdiction of organization of each such predecessor company and each jurisdiction in which any Collateral purchased from such companies was located at the time of purchase. For purposes of the foregoing, a "predecessor company" shall mean, with respect to a Debtor, any entity whose assets or equity interests were acquired by the Debtor or who was merged with or into the Debtor, in each case, within the last four months prior to the date hereof. It is a registered organization and its United States Federal Income Tax identification number and organizational identification number are each identified on Schedule
3.3 or pursuant to Section 4.4.

           Section 3.4. Intellectual Property. All of its Intellectual Property material to the conduct of its business that is registered with or for which an application for registration has been filed with the United States Patent and Trademark Office and/or Copyright Office as of the date hereof is identified on
Schedule 3.4, and such information is true, correct and complete in all material respects.

           Section 3.5. Commercial Tort Claims. As of the date hereof, Schedule 2.1(a) identifies all of its commercial tort claims.

                                   ARTICLE 4.

                                    Covenants
                                    ---------

           Each Debtor covenants and agrees with the Agent that until the Obligations are Fully Satisfied in accordance with Section 9.10 of the Credit
Agreement:

           Section 4.1. Accounts; Modifications. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected, as and when due, any and all amounts owing under its accounts and payment intangibles. During the existence of an Event of Default, the Debtor shall not, after notice from the Agent under this sentence unless the Agent otherwise consents, do any of the following outside the ordinary course of business: (a) grant any extension of time for any payment with respect to any of its accounts or payment intangibles beyond 120 days after such payment's due date; (b) compromise, compound, or settle any of its accounts or payment intangibles for less than the full amount thereof; (c) release, in whole or in part, any Person liable for payment of any of its accounts or payment intangibles; (d) allow any credit or discount for payment with respect to any of its accounts or payment intangibles other than trade or other customary discounts granted in the ordinary course of business; or (e) release any Lien, guaranty or other supporting obligation securing any of its accounts or payment intangibles unless the amounts secured thereby have been paid.

           Section 4.2. Further Assurances; Exceptions to Perfection. At any time and from time to time, upon the request of the Agent, and at the Debtor's sole expense, each Debtor shall, promptly execute and deliver all such further documentation and take such further action as the Agent may reasonably deem necessary or appropriate to preserve, perfect and protect its security interest in the Collateral and carry out the provisions and purposes of this Agreement and to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. In furtherance of the foregoing, each Debtor hereby authorizes the Agent to file, in the offices of the appropriate governmental unit or units, financing statements naming it as debtor and the Agent as secured party, in substantially the form attached as Exhibit C (and where appropriate, with such changes thereto necessary to file such financing statement as a fixture filing in the applicable real property records), in each case as Agent may reasonably deem appropriate.

                (a) Specific Required Actions.

           Without limiting the generality of the foregoing provisions of this
Section 4.2, each Debtor shall:

                     (i) execute and deliver a Copyright Security Agreement, a Patent Security Agreement and/or Trademark Security Agreement as applicable, describing all its Intellectual Property; and

                     (ii) execute and deliver to the Agent such other documentation as the Agent may reasonably require to perfect, protect and maintain the validity, effectiveness and priority of the Liens intended to be created by this Agreement.

                (b) Exceptions to Perfection. Notwithstanding anything to the contrary contained herein, if no Event of Default exists:

                   (i) a Debtor may retain for collection checks representing proceeds of accounts received in the ordinary course of business;

                   (ii) a Debtor may retain any letters of credit and money received or held in the ordinary course of business;

                   (iii) a Debtor may retain and utilize all dividends and interest paid in respect to any of the Pledged Shares or any other investment property;

                   (iv) a Debtor may retain any documents received and further negotiated; and

                   (v) a Debtor shall not be required to:

                     (A) cause the Agent's security interest to be noted on any certificate of title evidencing any equipment or otherwise perfect such security interest in any rolling stock (including railroad cars);

                     (B) grant the Agent control over any deposit account, commodity account or securities account, any chattel paper or letter of credit right;

                     (C) obtain and deliver to the Agent any waivers, subordinations or acknowledgments from any third party who has possession or control of any Collateral, including any agent, landlord, warehousemen, shipper, consignee, processor or bailee;

                     (D) deliver to the Agent any instruments unless the aggregate amount payable under all such instruments which have not been delivered to the Agent exceeds $250,000, in which event only the instruments which cause the aggregate amount payable to exceed the $250,000 amount shall be delivered to the Agent;

                     (E) take any action under the laws of any jurisdiction other than the United States of America or any jurisdiction located therein to create, perfect or protect the security interest of the Agent in the equity interest of the Foreign Subsidiaries pledged pursuant hereto or in any Intellectual Property registered outside the United States of America; or

                     (F) obtain and deliver to the Agent, for the purpose of any fixture filings to be made by the Agent, real property descriptions for any of such Debtor's locations or places of business.

If an Event of Default occurs and is continuing and the Agent requests, then the Debtors shall take such action as the Agent may reasonably request to perfect and protect the security interests of the Agent in all of the Collateral including any of the Collateral described in clauses (A) through (F) above, including the following actions: (i) the delivery to the Agent of all Collateral the possession of which is necessary to perfect the security interest of the Agent therein; (ii) instructing all account debtors to make payment on accounts or any other Collateral to a post office box or boxes or to a deposit account under the control and in the name of the Agent and (iii) any other of the actions described in clauses (A) through (F) above. Each Debtor agrees that if any proceeds of any Collateral (including payments made in respect of accounts or payment intangibles) shall be received by it after the Agent's request under this paragraph, it shall promptly deliver such proceeds to the Agent with any necessary endorsements, and until such proceeds are delivered to the Agent, such proceeds shall be held in trust by it for the benefit of the Agent and shall not be commingled with any other funds or property of it.

           Section 4.3. Third Parties in Possession of Collateral. Except as otherwise permitted by Section 4.2, Debtor shall not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) to hold any Collateral (other than Collateral in transit, Collateral under repair, containers for the collection of raw materials held by customers in the ordinary course of business and other Collateral that has a book value in the aggregate which is less than $1,000,000), unless it shall: (a) notify such third Person of the security interests created hereby; (b) instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions; and (c) take all other actions the Agent reasonably deems necessary to perfect and protect its and the Debtor's interests in such Collateral pursuant to the requirements of the Uniform Commercial Code of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor or other third Person is located (including, in the case of a consignee, the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and it as secured party and notifying the third Person's secured lenders of its interest in such Collateral before the third Person receives possession of the Collateral in question).

           Section 4.4. Corporate Changes. It shall not change its name, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading or its United States Federal Tax identification number or organizational identification number unless it shall have given the Agent thirty
(30) days (or such other period of time as the Agent may agree) prior written notice thereof (or prompt written notice in the case of a change in the United States Federal Tax identification number or organizational identification number) and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect its security interest in the Collateral with the priority required by the Credit Agreement.

           Section 4.5. Equipment, Fixtures and Inventory; Third Parties in Possession. It shall keep all its equipment, fixtures and inventory (other than such property which is in transit, under repair or has an aggregate book value that is less than $1,000,000) within the United States of America, unless all action required to perfect and protect the Agent's security interest in such Collateral with the priority required by the Credit Agreement shall have been taken. It shall notify the Agent if it acquires after the date hereof any vessel subject to the Ship Mortgage Act of 1920 or any aircraft and shall take all action reasonably deemed necessary or desirable by the Agent to create, perfect and protect its interest in such Collateral with the priority required by the Credit Agreement.

           Section 4.6. Warehouse Receipts Non-Negotiable. It agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be negotiable unless such warehouse receipt or receipt in the nature thereof is delivered to the Agent or unless the aggregate book value of all Collateral covered by negotiable warehouse receipts does not exceed $1,000,000, in which event only the negotiable warehouse receipts in respect of Collateral with an aggregate book value in excess of $1,000,00 shall be delivered to the Agent.

           Section 4.7. Voting Rights; Distributions, etc. So long as no Event of Default exists it shall be entitled to exercise any and all voting and other consensual rights (including the right to give consents, waivers and notifications) pertaining to any of the Pledged Shares or any other investment property; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Agent which would be violate any provision of this Agreement or any other Loan Document.

           Section 4.8. Additional Investment Property and Instruments. It agrees that it will: (a) not permit any Restricted Subsidiary to issue any Equity Interests, any notes or other securities or instruments in addition to or in substitution for any of the Collateral unless permitted by or not prohibited by the Credit Agreement; and (b) promptly deliver to the Agent an amendment hereto, duly executed by it, in substantially the form of Exhibit A (an "Amendment"), in respect of any and all Equity Interests (including any of the same received from a Restricted Subsidiary created, acquired or designated after the date hereof; provided that a Debtor shall not be required to pledge more than 65% of the total combined voting power of any Foreign Subsidiary) and notes or other securities or instruments, together with all certificates evidencing such Equity Interests, and subject to the terms of Section 4.2(b)(v)(D), all such notes or other instruments representing or evidencing the same. It hereby
(a) authorizes the Agent to attach each Amendment to this Agreement, and (b) agrees that all such Equity Interests, notes or other securities or instruments listed on any Amendment delivered to the Agent shall for all purposes hereunder constitute Collateral. If any of the Collateral consists of interests in a partnership or limited liability company, it shall not permit such interest to become a "security" governed by the provisions of Article 8 of the Uniform Commercial Code unless, at the time such interest is pledged hereunder, such interest is already a "security" governed by the provisions of Article 8 of the Uniform Commercial Code.

           Section 4.9. Intellectual Property Covenants. If it obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, it shall give to Agent written notice thereof concurrent with the delivery of its quarterly financial statements, and shall execute and deliver, in form and substance reasonably satisfactory to Agent, a Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement, as applicable, describing any such new Intellectual Property. It shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending which is necessary for the conduct of its business; (b) make application on all new copyrights, patents and trademarks as it may reasonably deem appropriate; (c) preserve and maintain all rights in the Intellectual Property that is necessary for the conduct of its business; and (d) obtain any consents, waivers or agreements necessary to enable Agent to exercise its remedies with respect to the Intellectual Property. It shall not abandon any pending copyright, patent or trademark application, or Copyright, Patent, Trademark or any other Intellectual Property which is necessary for the conduct of its business without the prior written consent of Agent.

           Section 4.10. Deposit, Commodity and Security Accounts. Promptly upon opening any new deposit account, commodity account or securities account other than the accounts identified on Schedule 3.2 it shall have given the Agent notice thereof. When an Event of Default exists, it shall take such steps as Agent may reasonably request to give Agent control over all investment property and deposit accounts.

           Section 4.11. Chattel Paper and Letters of Credit. Upon the Agent's request, it will place a legend on any chattel paper indicating that Agent has a security interest in the chattel paper.

           Section 4.12. Commercial Tort Claims. It will concurrent with the delivery of its quarterly financial statements, give notice to the Agent of any commercial tort claim where the amount in controversy is equal to or exceeds $1,000,000 and will amend Schedule 2.1(a) hereto and otherwise grant to the Agent a security interest in any such commercial tort claim that arises after the date hereof.

                                   ARTICLE 5.

                               Rights of the Agent
                               -------------------

           Section 5.1. POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTATION WHICH THE AGENT AT ANY TIME WHEN AN EVENT OF DEFAULT EXISTS AND FROM TIME TO TIME DURING

THE EXISTENCE OF AN EVENT OF DEFAULT DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT HEREBY GIVES THE AGENT THE POWER AND RIGHT ON ITS BEHALF AND IN AGENT'S OWN NAME TO DO ANY OF THE FOLLOWING WHEN AN EVENT OF DEFAULT EXISTS, WITH NOTICE TO BORROWER BUT WITHOUT THE CONSENT OF ANY DEBTOR:

                (a) to demand, sue for, collect or receive, in the applicable Debtor's name or in Agent's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents or any other instruments for the payment of money under the Collateral or any policy of insurance;

                (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

                (d) (i) to direct account debtors and any other parties obligated on the Collateral to make payment of any and all monies due and to become due thereunder directly to, or otherwise render performance to or for the benefit of, the Agent or as the Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with the Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral (including any Liens or any supporting obligation securing or supporting the payment thereof); (v) to defend any suit, action or proceeding brought against it with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Agent may determine; (viii) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (xi) to endorse its name on all applications and other documentation necessary or desirable in order for the Agent to use any of the Intellectual Property; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

           THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION
7.10. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct or material breach of its obligations under the Loan Documents. This power of attorney is conferred on the Agent solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien or supporting obligation given to secure the Collateral.

           Section 5.2. Possession; Reasonable Care. The Agent may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Agent, of any or all of the Collateral that the Agent has a right to possess. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                   ARTICLE 6.

                                     Default
                                     -------

           Section 6.1. Rights and Remedies. If an Event of Default exists, the Agent shall have the following rights and remedies:

                (a) In addition to all other rights and remedies granted to the Agent in this Agreement (including those set forth in Article 5 hereof) or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may: (i) without demand or notice to any Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Agent may (subject to the rights of third parties with respect thereto) enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable and in the event the Agent seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action; (ii) apply the balance of Debtor's deposit account held at the Agent to Debtor's Obligation; (iii) instruct any bank holding any Debtor's deposit accounts to pay the balance of such deposit account to or for the benefit of the Agent; and/or (iv) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, on an "as is" and "with all faults" basis, with a disclaimer of all warranties (including warranties of title, possession, quiet enjoyment and the like and all warranties of merchantability and fitness) and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. Neither the Agent nor any Secured Party shall have any obligation to clean-up or otherwise prepare the Collateral for sale if the Agent determines that it is not beneficial to do so or if its costs to do so outweigh the benefits expected to be received thereby. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof. Upon the request of the Agent, each Debtor shall within ten
(10) days (or within such longer number of days as the Agent may approve): (i) assemble its Collateral and (ii) make it available to the Agent at any place or places designated by the Agent that are reasonably convenient to it and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters; provided that no such notice shall be required with respect to any Collateral that is perishable, that threatens to decline speedily in value or is a type customarily sold on the recognized market. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees (subject to the limitations set forth in the Credit Agreement), legal expenses and other costs and expenses incurred by the Agent in connection with the collection of its Obligations and the enforcement of the Agent's rights under this Agreement and arising as a result hereof. Each Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral applied to its Obligations are insufficient to Fully Satisfy the Obligations in accordance with Section 9.10 of the Credit Agreement. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement and when applying the Collateral against the Obligations, unless otherwise provided in the Credit Agreement, any Obligations which are purchase money obligations or represent proceeds of loans utilized to acquire the Collateral shall be deemed to be paid last. Each Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any proceeds received or held by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such proceeds and interest accrued thereon, if any, held by the Agent and remaining after the Obligations have been Fully Satisfied in accordance with Section 9.10 of the Credit Agreement shall be promptly paid over to the Debtor entitled thereto or to whomsoever may be lawfully entitled to receive such surplus. The Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                     (i) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

                     (ii) The Agent may exercise any and all of the rights and remedies of any Debtor under or in respect of the Collateral, including any and all rights to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Each Debtor shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other documentation as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (iii) and to receive the dividends, interest and other amounts which it is entitled to receive hereunder.

                     (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                     (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental unit. Such compliance will not be considered to adversely affect the commercial reasonableness of any sale of any Collateral.

                     (v) For purposes of enabling the Agent to exercise its rights and remedies under this Section 6.1 and enabling the Agent and its successors and permitted assigns to enjoy the full benefits of the Collateral in each case as the Agent shall be entitled to exercise its rights and remedies under this Section 6.1, each Debtor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to it) to use, assign, license or sublicense any of its Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors and permitted assigns and transferees of the Agent.

                     (vi) If Agent sells any of the Collateral of a Debtor on credit, such Debtor will be credited only with payments actually made by the purchaser, received by Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Agent may resell the Collateral and the applicable Debtor shall be credited with the proceeds of the sale.

           Section 6.2. Private Sales. Each Debtor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Agent nor any Secured Party shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so. Each Debtor further agrees to do or cause to be done, to the extent that it may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental units, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtors' expense.

           Section 6.3. Standards for Exercising Remedies. To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Debtor acknowledges and agrees that it is not commercially unreasonable for Agent: (a) to fail to incur expenses reasonably deemed significant by Agent to prepare any Collateral for disposition or otherwise to complete raw material for work-in-process into finished goods or other finished products for disposition; (b) except as required by applicable law, to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens on or any adverse claims against the Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on

Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral, that have the reasonable capability of doing so, and that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide Agent a guaranteed return from the collection or disposition of Collateral; (l) to the extent deemed appropriate by Agent, to obtain the services of brokers, investment bankers, consultants and other professionals (including Agent and its affiliates) to assist Agent in the collection or disposition of any of the Collateral; or (m) to comply with any applicable state or federal law requirement in connection with the disposition or collection of the Collateral. Each Debtor acknowledges that this Section 6.3 is intended to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent's exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely by not being included in this Section
6.3. Without limitation upon the foregoing, nothing contained in this Section
6.3 shall be construed to grant any rights to any Debtor or to impose any duties upon Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 6.3.

                                   ARTICLE 7.

                                  Miscellaneous
                                  -------------

           Section 7.1. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law or the other Loan Documents.

           Section 7.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor, the Agent, the Secured Parties and respective successors and permitted assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders and Agent may not appoint a successor Agent except in accordance with the Credit Agreement.

           Section 7.3. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as contemplated by the execution and delivery of a Subsidiary Joinder Agreement or an Amendment (which only needs to be signed by the party thereto), the provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto (with the consent of and the number of Lenders required by the Credit Agreement).

           Section 7.4. Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement and if to any Debtor, at the address for notices of the Borrower set forth therein.

           Section 7.5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

           Section 7.6. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

           Section 7.7. Survival of Representations and Warranties. All representations, warranties and certifications made in this Agreement or in any documentation delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations, warranties and certifications or the right of the Agent or any Secured Party to rely upon them.

           Section 7.8. Counterparts. This Agreement may be executed in any number of counterparts (which may be pages designated only as Signature Pages to Security Agreement, without page numbers or other identifying information), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

           Section 7.9. Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           Section 7.10. Termination. Upon the effectiveness of the authorization for release set forth in Section 9.10 of the Credit Agreement, the security interests created hereby shall terminate automatically and the Agent shall, upon the written request, execute and deliver to the Debtors proper documentation acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to each Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

           Section 7.11. Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Loan Documents; (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents; (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee or other supporting obligation, for all or any of the Obligations; or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor or surety other than the Full Satisfaction of the Obligations.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        DEBTORS:
                                        --------


                                        DARLING INTERNATIONAL INC.


                                        By:  /s/ John O. Muse
                                             -----------------------------------
                                             Name:  John O. Muse
                                             Title: Executive Vice President
                                                    Finance and Administration

                                         DARLING NATIONAL, LLC


                                         By:  /s/ John O. Muse
                                             -----------------------------------
                                             Name:  John O. Muse
                                             Title: Executive Vice President
                                                    Finance and Administration


                                        AGENT:
                                        ------

                                        JPMORGAN CHASE BANK, N.A.,
                                        as Agent for the Secured Parties


                                        By:  /s/ Matthew H. Hildreth
                                            ------------------------------------
                                            Matthew H. Hildreth, Senior Vice
                                            President

                         INDEX OF SCHEDULES AND EXHIBITS


Schedule 2.1        -    Chattel Paper, Promissory Notes and Letters of Credit
Schedule 2.1(a)     -    Commercial Tort Claims
Schedule 2.1(b)     -    Pledged Shares - Domestic Subsidiaries
Schedule 2.1(c)     -    Pledged Shares - Foreign Subsidiaries
Schedule 3.1        -    Locations
Schedule 3.2        -    Deposit, Commodity and Security Accounts
Schedule 3.3        -    Trade and Other Names; Tax I.D. Number
Schedule 3.4        -    Intellectual Property

Exhibit A           -    Form of Amendment
Exhibit B           -    Subsidiary Joinder Agreement
Exhibit C           -    Financing Statement

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                                FORM OF AMENDMENT

           This Amendment, dated _______________, _____, is delivered pursuant to Section 4.8 of the Security Agreement (as herein defined) referred to below. The undersigned hereby agrees that this Amendment may be attached to the Security Agreement dated as of April 7, 2006 among the undersigned, certain of its affiliates and JPMorgan Chase Bank, N.A., as agent for the ratable benefit of the Secured Parties referred to therein (the "Security Agreement"), and that the Equity Interests, notes or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all of the undersigned's Obligations as provided in the Security Agreement.

           Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                   Schedule 1
                                       to
                          Security Agreement Amendment


                               A. Equity Interests


=========================== ====================== ====================== ========== =================== =========================
      Equity Issuer            Class of Stock              Stock             Par         Number of         Percentage of Total
                              or Type of Equity     Certificate No(s).      Value     Shares or Units       Ownership Interest
=========================== ====================== ====================== ========== =================== =========================

--------------------------- ---------------------- ---------------------- ---------- ------------------- -------------------------

=========================== ====================== ====================== ========== =================== =========================


                         B. Notes and Other Instruments

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT

                          Subsidiary Joinder Agreement
                          ----------------------------

                          SUBSIDIARY JOINDER AGREEMENT
                          ----------------------------

           This SUBSIDIARY JOINDER AGREEMENT (the "Agreement") dated as of ____________________, ____ is executed by the undersigned (the "Debtor") for the benefit of JPMORGAN CHASE BANK, N.A., in its capacity as agent for the lenders party to the hereafter identified Credit Agreement and the other secured parties (in such capacity herein, the "Agent") and for the benefit of such lenders and other secured parties in connection with that certain Credit Agreement dated as of April 7, 2006 among the Agent, DARLING INTERNATIONAL, INC. (the "Borrower), and the lenders party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

           The Debtor is a newly formed, established or acquired Restricted Subsidiary and is required to execute this Agreement pursuant to the terms of the Credit Agreement.

           NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

           1. The Debtor assumes all the obligations of a "Debtor" under the Security Agreement and agrees that from and after the date hereof it is a "Debtor" and bound as a "Debtor" under the terms of the Security Agreement as if a direct signatory thereto. In furtherance of the foregoing, the Debtor hereby pledges and grants to Agent a security interest in all of its right, title and interest in and to Debtor's Collateral (as defined in the Security Agreement) to secure its Obligations (as defined in the Security Agreement) under the terms of the Security Agreement.

           2. Schedules 2.1, 2.1(a), 2.1(b), 2.1(c), 3.1, 3.1(b), 3.2, 3.3 and
3.4 of the Security Agreement are hereby amended to add the information relating to Debtor set out on Schedules 2.1, 2.1(a), 2.1(b), 2.1(c), 3.1, 3.1(b), 3.2,
3.3 and 3.4 hereof. The Debtor hereby confirms that the representations and warranties set forth in Article 3 of the Security Agreement applicable to it and its Collateral and the representations and warranties set forth in the Credit Agreement applicable to it are true and correct in all material respects after giving effect to such amendment to the Schedules with the phrases "as of the date hereof" or "as of the Closing Date" or similar phrases as used therein meaning the date of this Agreement.

           3. In furtherance of its obligations under Section 4.2 of the Security Agreement but subject to the exceptions set forth therein, Debtor authorized the filing of such UCC financing statements naming it as debtor, the Agent as secured party and describing its Collateral and such other documentation (including intellectual property security agreements) as the Agent may require to evidence, protect and perfect the Liens created by the Security Agreement as modified hereby.

           4. The Debtor hereby assumes all the obligations of a "Guarantor" under the Guaranty Agreement and agrees that from and after the date hereof it is a "Guarantor" and bound as a "Guarantor" under the terms of the Guaranty Agreement as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor irrevocably and unconditionally guarantees to the Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty Agreement) upon the terms and conditions set forth in the Guaranty Agreement.

           5. This Agreement shall be deemed to be part of, and a modification to, the Security Agreement and the Guaranty Agreement and shall be governed by all the terms and provisions of the Security Agreement and the Guaranty Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of the Debtor enforceable against the Debtor. The Debtor hereby waives notice of the Agent's or any Lender's acceptance of this Agreement.

           IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                                                     Debtor:
                                                     -------




                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT C
                                       TO
                               SECURITY AGREEMENT

                    Financing Statement Form (National Form)
                    ----------------------------------------

=========================================
-----------------------------------------
-----------------------------------------
-----------------------------------------
=========================================
UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back)CAREFULLY

----------------------------------------------------------
A.  NAME & PHONE OF CONTACT AT FILER [optional]
                                                            THIS ABOVE SPACE IS
----------------------------------------------------------  FOR FILING OFFICE
B.   SEND ACKNOWLEDGMENT TO:  (Name and Address)            USE ONLY

       [                                             ]




       [                                             ]

------------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
    1a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME              FIRST NAME                 MIDDLE NAME                     SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                           CITY                       STATE               POSTAL CODE               COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
1d. TAX  ID #:     ADD'NL INFO RE            1e. TYPE OF          1f. JURISDICTION OF        1g. ORGANIZATIONAL ID #, if any
 SSN OR EIN        ORGANIZATION               ORGANIZATION            ORGANIZATION
                   DEBTOR
                                                                                                                         [ ]  NONE
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
    2a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
    2b. INDIVIDUAL'S LAST NAME              FIRST NAME                 MIDDLE NAME                     SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                           CITY                       STATE               POSTAL CODE               COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. TAX  ID #:     ADD'NL INFO RE            1e. TYPE OF          1f. JURISDICTION OF        1g. ORGANIZATIONAL ID #, if any
 SSN OR EIN        ORGANIZATION               ORGANIZATION            ORGANIZATION
                   DEBTOR
                                                                                                                         [ ]  NONE
------------------------------------------------------------------------------------------------------------------------------------
3.  SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
    --------------------------------------------------------------------------------------------------------------------------------
    3a. ORGANIZATION'S NAME  JPMORGAN CHASE BANK, N.A., as agent
    --------------------------------------------------------------------------------------------------------------------------------
 OR 3b. INDIVIDUAL'S LAST NAME              FIRST NAME                      MIDDLE NAME                               SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                         CITY                         STATE               POSTAL CODE              COUNTRY

    P.O. Box 2558                         Houston                         TX                77252-8301                 USA
------------------------------------------------------------------------------------------------------------------------------------
4.  This FINANCING STATEMENT covers the following collateral:

          ALL ASSETS OF THE DEBTOR.




------------------------------------------------------------------------------------------------------------------------------------

5.  ALTERNATIVE DESIGNATION   [ ] LESSEE/LESSOR  [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
      [if applicable]:                                                                                                       FILING
------------------------------------------------------------------------------------------------------------------------------------
6. [ ] This FINANCING  STATEMENT is to be filed [for record] [or recorded]     7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
       in the REAL ESTATE RECORDS.                                             [ADDITIONAL FEE] [optional]

      Attach Addendum [if applicable]                                           [ ]  All Debtors [ ]Debtor 1   [ ]Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
8.  OPTIONAL FILER REFERENCE DATA
------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

                                   EXHIBIT "F"
                                       TO
                           DARLING INTERNATIONAL INC.
                                CREDIT AGREEMENT

                         Form of Compliance Certificate
                         ------------------------------

                             COMPLIANCE CERTIFICATE

To:   The Administrative Agent and the  Lenders parties to the
       Credit Agreement described below

           This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of April 7, 2006 (as amended, amended and restated, modified, renewed, extended or otherwise supplemented from time to time, the "Agreement") among Darling International Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

           THE UNDERSIGNED HEREBY CERTIFIES THAT:

           1. I am the duly elected ___________________________ of the Borrower;

           2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Restricted Subsidiaries during the accounting period covered by the attached financial statements [for QUARTERLY FINANCIAL STATEMENTS ADD: and such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes];

           3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default which has not been previously disclosed or which has not been cured as of the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements most recently delivered under the Agreement;

           Described below are the exceptions, if any, to this paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------

           4. I hereby certify that no Loan Party has changed (i) its name, (ii) the type of entity it is or, (iii) its state of incorporation or organization without having given the Agent the notice required by the Security Agreement. If applicable, attached hereto as an exhibit is a listing of commercial tort claims which are in an amount of $1,000,000 or more and all Intellectual Property registered with the United States Patent and Trademark Office or Copyright Office that has been acquired since the later of the Effective Date or the date of the last Compliance Certificate delivered under the Credit Agreement;

           5. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct in all material respects; and

           6. Schedule II hereto sets forth the computations necessary to determine the Applicable Rate.

           The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of _____________, 200 .

                                         Darling International Inc.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE I
                                       TO
                             COMPLIANCE CERTIFICATE

                        Compliance as of _________, ____



Section 7.01.     Fixed Charge Coverage Ratio.

1.   Consolidated Net Income of Borrower and its Restricted  Subsidiaries  (net                     $
     income or (loss), excluding any extraordinary,  nonrecurring, nonoperating                     -----------------
     or noncash  gains or losses,  including  or in addition  to the  following items)

        (a)  the income  (or loss) of any  Unrestricted  Subsidiary,  any other
             Person  who is not a  Restricted  Subsidiary  but  whose  accounts would be  consolidated  with  those of the  Subject  Person in the
             Subject Person's  consolidated  financial statements in accordance
             with  GAAP  or  any  other   Person   (other  than  a   Restricted
             Subsidiary)  in which the Subject  Person or a  subsidiary  has an ownership interest;  provided,  however, that (i) Consolidated Net
             Income  shall  include  amounts  in  respect of the income of such when  actually  received  in cash by the  Subject  Person  or such subsidiary in the form of dividends or similar  distributions  and
             (ii) Consolidated  Net Income  shall be  reduced by the  aggregate amount of all  investments,  regardless of the form thereof,  made by the Subject  Person or any of its  subsidiaries  in such Person
             for the purpose of funding any deficit or loss of such Person;     ($)
                                                                                ------------------

        (b)  any gains or losses accrued on foreign currency  receivables or on
             foreign  currency   payables  of  the  Borrower  or  a  subsidiary
             organized  under  the  laws of the  United  States  which  are not
             realized in a cash transaction;                                    ($)
                                                                                ------------------

        (c)  the income or loss of any  Foreign  Subsidiary  or of any  foreign
             Person  (other  than  a  Subsidiary)  in  which  the  Borrower  or
             Subsidiary  has an  ownership  interest  to the  extent  that  the equivalent dollar amount of the income or loss contains  increases or  decreases  due  to  the  fluctuation  of  a  foreign  currency
             exchange rate after the Effective Date;                             ($)
                                                                                 ------------------

        (d)  the income or loss of any Person  acquired  by the  Borrower  or a
             Subsidiary  for any period  prior to the date of such  acquisition
             (provided  such income or loss may be included in the  calculation of  Adjusted  EBITDA  to the  extent  provided  in the  definition
             thereof);                                                           ($)
                                                                                 ------------------
        (e)  sum of Line 1 minus the sum of lines  (a) through (d)                                  $
                                                                                                    -----------------
2.   EBITDA
        (a)  Consolidated Net Income (from 1(d))                                 $
                                                                                 ------------------
        (b)  any  provision  for (or less any benefit from) income or franchise
             taxes included in determining Consolidated Net Income               $
                                                                                 ------------------
        (c)  interest expense  (including the interest portion of Capital Lease
             Obligations) deducted in determining Consolidated Net Income        $
                                                                                 ------------------
        (d)  amortization  and  depreciation  expense  deducted in  determining
             Consolidated Net Income                                             $
                                                                                 ------------------
        (e)  to the extent not  disregarded in the  calculation of Consolidated  $
             Net Income, non-cash charges                                        ------------------

        (f)  sum of Lines (a) through (e)                                                           $
                                                                                                    -----------------
3.   Fixed Charges
        (a)  the aggregate amount of interest paid in cash,  including payments
             in the nature of interest under Capitalized Lease Obligations       $
                                                                                 ------------------
        (b)  the scheduled amortization of Indebtedness paid or payable in cash  $
                                                                                 ------------------
        (c)  Restricted Payments                                                 $
                                                                                 ------------------
        (d)  50% of depreciation expenses                                        $
                                                                                 ------------------
        (e)  sum of Lines (a) through (d)                                                           $
                                                                                                    -----------------
4.    Line 2(f) minus cash taxes divided by Line 3(e)                                               _____ to 1.00

Compliance with Section 7.01 - Is Line 4 less than 1.25 to 1.00?                        YES                NO

B.   SECTION 7.02. LEVERAGE RATIO.

1.   Total Indebtedness
                                                                                 ------------------
        (a)  obligations for borrowed money                                      $
                                                                                 ------------------
        (b)  obligations evidenced by bonds, notes, etc.                         $
                                                                                 ------------------
        (c)  Capital Lease Obligations                                           $
                                                                                 ------------------
        (d)  obligations  in  respect  of  letters  of  credit  or  letters  of
             guarantee                                                           $
                                                                                 ------------------
        (e)  Total of Lines (a) through (d)                                                         $
                                                                                                    -----------------
2.   Borrower's EBITDA (from Line 2(f) above)                                    $
                                                                                 ------------------
3.   Pro Forma EBITDA of each Prior Target (detailed on a separate Schedule)     $
                                                                                 ------------------
4.   EBITDA  applicable  to Prior  Companies  or Prior  Assets  (detailed  on a  ($)
                                                                                 ------------------
5.   Adjusted EBITDA (sum of Line 2 plus Line 3 minus Line 4)                                       $
                                                                                                    -----------------
6.   Line 1(e) divided by Line 5                                                                    _____ to 1.00

Compliance with Section 7.02 - Is Line (6) less than or equal to 3.00 to 1.00?          YES                NO

                                   SCHEDULE II
                                       TO

                             COMPLIANCE CERTIFICATE

                     Borrower's Applicable Rate Calculation
                     --------------------------------------


A.   PRICING RATIO.

1.   Total Indebtedness (from Leverage Ratio Calculation on Schedule(I))                            $
                                                                                                    -----------------
2.   Letters of Credit and Letter of Guaranty Obligations                        ($)
                                                                                 ------------------
3.   Sum of Line 1 minus Line 2                                                  $
                                                                                 ------------------
4.   Adjusted EBITDA (from Leverage Ratio Calculation on Schedule(I))                               $
                                                                                                    -----------------
5.   Pricing Ratio (Line 3 divided by Line 4)                                                       _____ to 1.00

B.   APPLICABLE RATE.

============== ===================================== ================ ============= =============== ================
                                                                       Eurodollar     Commitment       Letter of
  Category                Pricing Ratio                ABR Spread        Spread        Fee Rate       Credit Fee
============== ===================================== ================ ============= =============== ================
      1        = 2.50 to 1.00                             1.00%          2.00%          0.500%           2.25%
-------------- ------------------------------------- ---------------- ------------- --------------- ----------------
      2        < 2.50 to 1.00 but = 2.00 to 1.00          0.75%          1.75%          0.500%           2.00%
-------------- ------------------------------------- ---------------- ------------- --------------- ----------------
      3        < 2.00 to 1.00 but = 1.50 to 1.00          0.50%          1.50%          0.375%           1.75%
-------------- ------------------------------------- ---------------- ------------- --------------- ----------------
      4        < 1.50 to 1.00 but = 1.00 to 1.00          0.25%          1.25%          0.375%           1.50%
-------------- ------------------------------------- ---------------- ------------- --------------- ----------------
      5        < 1.00 to 1.00                             0.00%          1.00%          0.250%           1.25%
============== ===================================== ================ ============= =============== ================

Based on the foregoing chart, the Applicable Rate will be set with respect to Category __ as of the Business Day that this Compliance Certificate is delivered.